--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                             INTERNATIONAL ALL CAP
                               GROWTH PORTFOLIO
--------------------------------------------------------------------------------

             CLASSIC SERIES  |  ANNUAL REPORT  |  OCTOBER 31, 2002



                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

 [PHOTO]

Jeffrey J. Russell



 [LOGO] Classic Series

 Annual Report . October 31, 2002

 INTERNATIONAL
 ALL CAP GROWTH PORTFOLIO

      JEFFREY J. RUSSELL

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been managing the Portfolio since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      PORTFOLIO OBJECTIVE

      The Portfolio seeks total return on its assets from growth of capital and income by investing primarily in equity securities of foreign companies**. Equity securities include exchange-traded and over-the-counter common stocks, and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

      -----------------
      ** Please note that investment in foreign securities involve greater risk than U.S. investments.

      PORTFOLIO FACTS

      PORTFOLIO INCEPTION
      ----------------------------------------
      November 22, 1991

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      ----------------------------------------
      20 Years

                                                  CLASS A  CLASS B CLASS L
      --------------------------------------------------------------------
      NASDAQ                                       SBIEX    SBIBX   SBICX
      --------------------------------------------------------------------
      INCEPTION                                   11/22/91 11/7/94 1/4/93
      --------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2002*

                                               Without Sales Charges/(1)/
                                                Class A   Class B  Class L
---------------------------------------------------------------------------
One-Year                                      (17.17)%    (17.84)% (17.92)%
---------------------------------------------------------------------------
Five-Year                                      (8.36)      (9.08)   (9.10)
---------------------------------------------------------------------------
Ten-Year                                        1.17         N/A      N/A
---------------------------------------------------------------------------
Since Inception+                                5.10/(2)/  (4.56)    0.19
---------------------------------------------------------------------------

                                                 With Sales Charges/(3)/
                                                Class A   Class B  Class L
---------------------------------------------------------------------------
One-Year                                      (21.30)%    (21.95)% (19.54)%
---------------------------------------------------------------------------
Five-Year                                      (9.30)      (9.22)   (9.28)
---------------------------------------------------------------------------
Ten-Year                                        0.65         N/A      N/A
---------------------------------------------------------------------------
Since Inception+                                4.78/(2)/  (4.56)    0.09
---------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.

/(3)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 22, 1991, November 7, 1994 and January 4, 1993, respectively.


What's Inside
Your Investment in the International All Cap Growth Portfolio . . . . . . . . .1
Letter to Our Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Portfolio at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Historical Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Value of $10,000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . . 14
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . . 16
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . 17
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .25
Additional Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

         YOUR INVESTMENT IN THE INTERNATIONAL ALL CAP GROWTH PORTFOLIO

Portfolio manager Jeff Russell focuses on identifying companies headquartered outside the United States that he believes possess strong financials and solid business plans.The portfolio manager seeks to invest in foreign companies exhibiting above-average earnings growth and led by an effective management team.

[GRAPHIC]


[GRAPHIC]



Solid Companies Positioned for Rapid Growth
Mr. Russell uses a rigorous process in carefully evaluating companies, seeking dynamic businesses that he believes show a potential for superior, consistent revenue and earnings growth. He also looks to own companies he deems to be strategically positioned to capitalize on the potential growth of the global economy.

Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. Classic Series Funds enable investors to participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.


1 International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio ("Portfolio") for the year ended October 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Portfolio replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Please note that James B. Conheady has retired as a co-portfolio manager of the Portfolio. The Portfolio will continue to be managed by Jeffrey J. Russell.

Performance Overview
For the year ended October 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 17.17%. In comparison, the benchmark MSCI EAFE Index ("MSCI EAFE")/1/ returned negative 13.21%, and the MSCI EAFE Growth Index ("MSCI EAFE Growth")/2/ returned negative 11.69% for the same period.

Portfolio Manager Market Overview
For the second consecutive year, the value of the Portfolio contracted significantly. In our view, equity investors recently experienced perhaps the worst bear market within the past quarter century, as economic-related pressures compounded by the uncertainties of terrorism and military intervention challenged the stock markets during the reporting period.

Given problems in certain geographic locations such as Latin America and Japan, coupled with other considerations including the rising correlation of many non-U.S. stock markets with U.S. equity markets, international diversification provided little refuge to investors. Specifically, the default on debt obligations of the Argentine government during the period and significant deterioration of that economy, coupled with the election of new leadership in Brazil, called into question the value of the Latin operations of many multinational companies. The trading value of the euro began a halting march toward parity with the U.S. dollar, which negatively affected companies that derived their profits in U.S. dollars. Needless to say during this period, we were dissatisfied with the Portfolio's performance, during which time we feel investors were justifiably anxious and concerned about the equity markets.

The global economic upturn, in our opinion, unfortunately hit a plateau in many economies. Global policymakers, recognizing the importance of providing supportive economic conditions, responded with a policy of low short-term interest rates. This scenario was particularly evident in the U.S., where the federal funds rate ("fed funds rate")/3/ was at a 40-year low of 1.75% during the reporting period. After the period ended, the fed funds rate was further reduced to 1.25%. Corporate profits, dependent upon global growth, nonetheless proved disappointing across a broad array of industries, versus many

--------
1The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
2The MSCI EAFE Growth is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


 2 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders expectations held earlier this year. Capital spending did not provide the economic lift that some markets reportedly hoped for at this stage.

Candidly, we underestimated the erosion of both investor confidence and demand that ensued following the collapse of several visible companies. Reported fraudulent accounting practices and misstatements by companies exacerbated financial losses. Declining asset values further pressured the valuations of public companies, as those businesses characterized as having "decent" assets but "overbearing" debts were forced to divest divisions during a time that may be considered by some as a "buyer's market." Pricing in many industries exhibited pressure on companies, and financial services firms abroad, particularly those exposed to the capital markets, suffered debilitating losses of assets and earnings power.

During the reporting period, investor appetite shifted to defensive sectors (where the Portfolio was underweighted versus the MSCI EAFE and MSCI EAFE Growth). Defensive stocks have been among the best-performing equities over the past year. In our view, those companies with clarity, transparency and steady demand for products or services were favored in the market. Sectors that we favored in the Portfolio in the past, such as the telecommunications and segments of technology, have remained under pressure as business capital investment has shown continued signs of restraint.

Portfolio Manager Portfolio Overview
During the year, we took steps to manage risk better in the Portfolio. We significantly reduced the Portfolio's exposure to technology stocks in consideration of the continued sluggish end markets for many technology companies. Although the Portfolio had previously avoided significant exposure to the energy sector, in consideration of the stronger growth profile of other equity sectors in the mid-to-late 1990s, we boosted the Portfolio's exposure to this sector during the second half of the reporting period through our addition of stocks to the Portfolio, such as BP PLC, Total Fina Elf SA and Royal Dutch Petroleum Co. Conversely, for many years we had maintained significant exposure to the broadly defined business services sector (including government- and business-outsourcing investments). However, we trimmed those positions during recent months to alternatively invest Portfolio capital in other opportunities.

Top Holdings
The composition of the Portfolio shifted over the past year, attributable primarily to increased weightings in Japan in an effort to reduce risk in the Portfolio, as we shifted some capital away from Europe. As of the close of this period, the top holdings in the Portfolio reflected an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock-selection criteria, which include seeking companies with strong financial structures, large business opportunities and stable, visionary managements. Among the top holdings in the Portfolio as of October 31, 2002 are:

  . Grafton Group PLC is a leader in builder's material merchanting in Ireland and increasingly in the U.K. The company also has a dominant do-it-yourself home repair format in Ireland. Management has successfully reinvested corporate cash flow into accretive acquisitions.
  . Novartis AG of Switzerland is a global pharmaceutical powerhouse, with a range of products in the life sciences. The company has leading prescription and non-prescription medicines, eye care products, as well as food and nutritional products.
  . Nokia Oyj is one of Finland's leading exporters with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry. The stock has been a core holding for 11 years.
  . Groupe Danone of France is a global consumer leader with a suite of well-known consumer products, including Dannon yogurt, Evian water, Dannon water and a host of other dairy-related and biscuit products.


 3 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

  . Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. We believe the trend toward increased consumer deposit legislation, especially in Europe, benefits deployment of Tomra's products and materials recycling processes.
  . Mettler-Toledo International Inc. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demand Mettler's sophisticated instruments and information management solutions.
  . Walmart de Mexico S.A. de CV of Mexico is a dominant retailer in Mexico.
    With a number of different formats, the company captures a significant share of Mexican retail spending.
  . Vodafone Group PLC of the U.K. is a global leader in wireless services. The company has over 100 million subscribers in its wholly owned or affiliated systems. During the wireless communication stock market collapse, Vodafone has maintained a strong balance sheet, which we believe leaves it in good financial condition for future acquisitions.
  . Bank of Ireland is one of the two leading financial institutions in that high-growth economy. The bank has emphasized its domestic strengths with a variety of financial services targeting both individual and corporate customers in Ireland primarily.
  . Terumo Corp. of Japan is a leading healthcare products provider. The company produces a broad array of essential medical products and equipment, pharmaceuticals and home healthcare products.

Portfolio Manager Market Outlook
The move by many investors from equities into cash, government bonds and alternate investments has, in our opinion, led to the emergence of strong absolute valuation in equities. We believe that many stocks now offer reasonable dividend yields and absolute values, and also offer more potential for long-term price appreciation versus fixed-income securities alternatives. In our view, the monetary policy environment remains supportive in many economies. Companies are responding to the more constrained financing environment with capital rationing, enhanced cost discipline and a renewed mandate to return cash to shareholders through dividends and share repurchases.

We believe the rise in energy prices in 2002 provided strong headwinds to the global economic recovery. While energy prices began to decline over recent weeks near the conclusion of the Portfolio's reporting period, we believe that the potential for a military-induced production disruption must be kept in mind.

The past fiscal year of the Portfolio has been marked by exceptional investment challenges, ranging from a combination of the slowing global economy, the surge of corporate malfeasance and the sharp swings of investor sentiment. We have repositioned the Portfolio in an effort to participate in any anticipated upswing in the financial markets that may potentially arise and minimize downside volatility in a deteriorating environment scenario.


4  International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken                    /s/ Jeffrey J. Russell, CFA

R. Jay Gerken                       Jeffrey J. Russell, CFA
Chairman                            Vice President and Investment
                                    Officer
November 7, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 11 through 13 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance and the portfolio manager's views are as of October 31, 2002 and are subject to change.


5  International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

        INTERNATIONAL ALL CAP GROWTH PORTFOLIO at a Glance (unaudited)


 TOP TEN HOLDINGS*+

   1. Grafton Group PLC.................. 5.0%
   2. Novartis AG........................ 4.6
   3. Nokia Oyj.......................... 4.1
   4. Groupe Danone...................... 3.6
   5. Tomra Systems ASA.................. 3.5
   6. Mettler-Toledo International Inc... 3.4
   7. Vodafone Group PLC................. 3.3
   8. Wal-Mart de Mexico SA de CV........ 3.3
   9. Bank of Ireland.................... 2.7
  10. Terumo Corp........................ 2.7


                          GEOGRAPHIC DIVERSIFICATION*+

                                    [CHART]

                        Finland................... 4.1%
                        France ................... 8.9%
                        Hong Kong ................ 5.3%
                        Ireland .................. 9.0%
                        Japan ....................16.9%
                        Netherland ............... 5.2%
                        Norway ................... 3.5%
                        Singapore ................ 4.5%
                        Switzerland .............. 9.1%
                        United Kingdom ...........20.8%
                        Other ....................12.7%


                            INVESTMENT BREAKDOWN*++

                                    [CHART]

                        4.1%......................The Americas
                        6.0% .....................Repurchase Agreement
                        0.8% .....................Africa/Middle East
                       25.1% .....................Asia/Pacific
                       64.0% .....................Europe

* All information is as of October 31, 2002. Please note that Portfolio holdings are subject to change.
+ As a percentage of total stock.
++As a percentage of total investments.


 6 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain       Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)(2)/
---------------------------------------------------------------------------------
10/31/02                $11.82   $ 9.79    $0.00       $0.00         (17.17)%
---------------------------------------------------------------------------------
10/31/01                 24.49    11.82     0.00        4.44         (39.64)
---------------------------------------------------------------------------------
10/31/00                 26.75    24.49     0.38        1.86          (1.62)
---------------------------------------------------------------------------------
10/31/99                 20.39    26.75     0.00        0.00          31.19
---------------------------------------------------------------------------------
10/31/98                 20.36    20.39     0.00        0.00           0.15
---------------------------------------------------------------------------------
10/31/97                 18.64    20.36     0.01        0.00           9.30
---------------------------------------------------------------------------------
10/31/96                 17.15    18.64     0.17        0.00           9.78
---------------------------------------------------------------------------------
10/31/95                 18.79    17.15     0.12        0.10          (7.44)
---------------------------------------------------------------------------------
10/31/94++               18.71    18.79     0.00        0.00           0.43+
---------------------------------------------------------------------------------
12/31/93                 12.35    18.71     0.00        0.16          52.78
---------------------------------------------------------------------------------
Total                                      $0.68       $6.56
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain       Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)(2)/
---------------------------------------------------------------------------------
10/31/02                $11.38   $ 9.35    $0.00       $0.00         (17.84)%
---------------------------------------------------------------------------------
10/31/01                 23.89    11.38     0.00        4.44         (40.04)
---------------------------------------------------------------------------------
10/31/00                 26.13    23.89     0.12        1.86          (2.43)
---------------------------------------------------------------------------------
10/31/99                 20.08    26.13     0.00        0.00          30.13
---------------------------------------------------------------------------------
10/31/98                 20.22    20.08     0.00        0.00          (0.69)
---------------------------------------------------------------------------------
10/31/97                 18.65    20.22     0.00        0.00           8.42
---------------------------------------------------------------------------------
10/31/96                 17.17    18.65     0.04        0.00           8.89
---------------------------------------------------------------------------------
Inception* -- 10/31/95   18.38    17.17     0.00        0.10          (6.00)+
---------------------------------------------------------------------------------
Total                                      $0.16       $6.40
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain       Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)(2)/
---------------------------------------------------------------------------------
10/31/02                $11.16   $ 9.16    $0.00       $0.00         (17.92)%
---------------------------------------------------------------------------------
10/31/01                 23.53    11.16     0.00        4.44         (40.06)
---------------------------------------------------------------------------------
10/31/00                 25.76    23.53     0.12        1.86          (2.42)
---------------------------------------------------------------------------------
10/31/99                 19.79    25.76     0.00        0.00          30.17
---------------------------------------------------------------------------------
10/31/98                 19.93    19.79     0.00        0.00          (0.70)
---------------------------------------------------------------------------------
10/31/97                 18.38    19.93     0.00        0.00           8.43
---------------------------------------------------------------------------------
10/31/96                 16.93    18.38     0.04        0.00           8.85
---------------------------------------------------------------------------------
10/31/95                 18.54    16.93     0.00        0.10          (8.11)
---------------------------------------------------------------------------------
10/31/94++               18.58    18.54     0.00        0.00          (0.22)+
---------------------------------------------------------------------------------
Inception* -- 12/31/93   12.35    18.58     0.00        0.16          51.73+
---------------------------------------------------------------------------------
Total                                      $0.16       $6.56
---------------------------------------------------------------------------------

 7 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain       Total
Year Ended                 of Year  of Year Dividends Distributions  Returns/(1)(2)/
------------------------------------------------------------------------------------
10/31/02                   $11.95   $ 9.94    $0.00       $0.00         (16.82)%
------------------------------------------------------------------------------------
10/31/01                    24.60    11.95     0.00        4.44         (39.34)
------------------------------------------------------------------------------------
10/31/00                    26.88    24.60     0.49        1.86          (1.31)
------------------------------------------------------------------------------------
10/31/99                    20.41    26.88     0.00        0.00          31.70
------------------------------------------------------------------------------------
10/31/98                    20.38    20.41     0.06        0.00           0.45
------------------------------------------------------------------------------------
10/31/97                    18.64    20.38     0.06        0.00           9.68
------------------------------------------------------------------------------------
10/31/96                    17.13    18.64     0.21        0.00          10.19
------------------------------------------------------------------------------------
10/31/95                    18.80    17.13     0.17        0.10          (7.11)
------------------------------------------------------------------------------------
Inception* -- 10/31/94++    17.64    18.80     0.00        0.00           6.58+
------------------------------------------------------------------------------------
Total                                         $0.99       $6.40
------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain       Total
Year Ended                 of Year  of Year Dividends Distributions  Returns/(1)(2)/
------------------------------------------------------------------------------------
10/31/02                   $11.93   $ 9.92    $0.00       $0.00         (16.85)%
------------------------------------------------------------------------------------
10/31/01                    24.58    11.93     0.00        4.44         (39.37)
------------------------------------------------------------------------------------
10/31/00                    26.85    24.58     0.49        1.86          (1.28)
------------------------------------------------------------------------------------
10/31/99                    20.39    26.85     0.00        0.00          31.68
------------------------------------------------------------------------------------
10/31/98                    20.36    20.39     0.06        0.00           0.45
------------------------------------------------------------------------------------
10/31/97                    18.62    20.36     0.06        0.00           9.69
------------------------------------------------------------------------------------
10/31/96                    17.12    18.62     0.21        0.00          10.13
------------------------------------------------------------------------------------
Inception* -- 10/31/95      18.38    17.12     0.17        0.10          (5.03)+
------------------------------------------------------------------------------------
Total                                         $0.99       $6.40
------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(2)/

                                                    Without Sales Charges/(1)/
                                         ------------------------------------------------
                                           Class A    Class B  Class L  Class Y  Class Z
-----------------------------------------------------------------------------------------
Year Ended 10/31/02                       (17.17)%    (17.84)% (17.92)% (16.82)% (16.85)%
-----------------------------------------------------------------------------------------
Five Years Ended 10/31/02                  (8.36)      (9.08)   (9.10)   (8.01)   (8.02)
-----------------------------------------------------------------------------------------
Ten Years Ended 10/31/02                  1.17//         N/A      N/A      N/A      N/A
-----------------------------------------------------------------------------------------
Inception* through 10/31/02                 5.10/(3)/  (4.56)    0.19    (2.80)   (3.46)
-----------------------------------------------------------------------------------------

                                                   With Sales Charges/(4)/
                                       ------------------------------------------------
                                         Class A    Class B  Class L  Class Y  Class Z
---------------------------------------------------------------------------------------
Year Ended 10/31/02                     (21.30)%    (21.95)% (19.54)% (16.82)% (16.85)%
---------------------------------------------------------------------------------------
Five Years Ended 10/31/02                (9.30)      (9.22)   (9.28)   (8.01)   (8.02)
---------------------------------------------------------------------------------------
Ten Years Ended 10/31/02                0.65//         N/A      N/A      N/A      N/A
---------------------------------------------------------------------------------------
Inception* through 10/31/02               4.78/(3)/  (4.56)    0.09    (2.80)   (3.46)
---------------------------------------------------------------------------------------


 8 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 CUMULATIVE TOTAL RETURNS/(2)/



                                                                  Without Sales Charges/(1)/
--------------------------------------------------------------------------------------------
Class A (10/31/92 through 10/31/02)                                             12.30%
--------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                                          (31.07)
--------------------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                                            1.90
--------------------------------------------------------------------------------------------
Class Y (Inception* through 10/31/02)                                          (21.19)
--------------------------------------------------------------------------------------------
Class Z (Inception* through 10/31/02)                                          (24.48)
--------------------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3)Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.
(4)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 ++For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, Y and Z shares are November 22, 1991, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively.

9 International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Value of $10,000 Invested in Class A Shares of the International All Cap Growth Portfolio vs.
MSCI EAFE Index and MSCI EAFE Growth Index+
--------------------------------------------------------------------------------

                         October 1992 -- October 2002

                                    [CHART]

             International
             All Cap Growth   MSCI EAFE   MSCI EAFE
               Portfolio        Index    Growth Index
             --------------   ---------  ------------
Oct 1992        $ 9,499        $10,000     $10,000
Oct 1993         13,507         13,788      13,333
Oct 1994         14,863         15,219      13,789
Oct 1995         13,758         15,209      14,005
Oct 1996         15,103         16,852      15,242
Oct 1997         16,508         17,682      15,637
Oct 1998         16,532         19,441      17,459
Oct 1999         21,689         23,920      21,048
Oct 2000         21,337         23,228      19,531
Oct 2001         12,879         17,419      13,570
Oct 2002         10,667         15,117      11,998

+Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1992, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, which includes value and growth securities. The MSCI EAFE Index is weighted based on each company's market capitalization. The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with high price-to-book ratios and high forecasted growth values, relative to each MSCI country. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

10 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                        OCTOBER 31, 2002




 SHARES                          SECURITY                            VALUE
------------------------------------------------------------------------------
COMMON STOCK -- 94.0%
Canada -- 1.0%
  496,000 Patheon, Inc.+                                          $  4,527,300
-----------------------------------------------------------------------------
Denmark -- 1.5%
  235,000 Novo Nordisk A/S                                           6,464,495
-----------------------------------------------------------------------------
Finland -- 3.9%
1,029,000 Nokia Oyj                                                 17,067,433
-----------------------------------------------------------------------------
France -- 8.4%
  110,000 Aventis S.A.                                               6,571,698
  116,000 Groupe Danone*                                            15,018,200
  207,800 STMicroelectronics N.V.                                    4,117,641
   81,000 Total Fina Elf SA                                         11,135,270
-----------------------------------------------------------------------------
                                                                    36,842,809
-----------------------------------------------------------------------------
Germany -- 0.1%
   19,000 SAP AG ADR*                                                  363,660
-----------------------------------------------------------------------------
Hong Kong -- 5.0%
  482,228 HSBC Holdings PLC*                                         5,270,944
1,039,000 Hutchison Whampoa Ltd.*                                    6,394,379
2,300,000 Johnson Electric Holdings Ltd.*                            2,432,895
7,904,000 Li & Fung Ltd.                                             7,803,317
-----------------------------------------------------------------------------
                                                                    21,901,535
-----------------------------------------------------------------------------
Ireland -- 8.4%
1,025,000 Bank of Ireland                                           11,345,678
        5 CRH PLC                                                           63
5,960,200 Grafton Group PLC                                         20,616,620
  800,000 Irish Continental Group PLC                                5,139,157
-----------------------------------------------------------------------------
                                                                    37,101,518
-----------------------------------------------------------------------------
Japan -- 15.9%
1,166,000 The Bank of Yokohama, Ltd.*                                4,872,382
  532,000 DOWA MINING CO., LTD.*                                     2,227,410
      677 East Japan Railway Co.                                     3,077,147
  150,000 ITO-YOKADO CO., LTD.                                       4,667,454
  370,000 Kao Corp.*                                                 8,438,887
   68,000 MABUCHI MOTOR CO., LTD.                                    6,026,473
  465,000 Nomura Holdings, Inc.                                      5,340,692
  313,000 PIONEER CORP.*                                             5,328,636
   60,000 SEVEN-ELEVEN JAPAN CO., LTD.                               1,691,036
  150,200 SONY CORP.*                                                6,447,717
  137,000 Takeda Chemical Industries, Ltd.                           5,680,202
   33,800 TAKEFUGI CORP.                                             1,415,159
  821,000 Terumo Corp.                                              11,261,874
   87,000 Tokyo Electron Ltd.                                        3,500,835
-----------------------------------------------------------------------------
                                                                    69,975,904
-----------------------------------------------------------------------------
Mexico -- 3.1%
6,257,333 Wal-Mart de Mexico SA de CV                               13,467,566
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.

11 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENT (CONTINUED)                             OCTOBER 31, 2002



 SHARES                          SECURITY                            VALUE
------------------------------------------------------------------------------
Netherlands -- 4.9%
  160,000 Heineken NV                                             $  6,415,250
  107,055 IHC Caland N.V.                                            4,739,948
  240,000 ING Groep N.V.                                             4,006,171
  150,000 Royal Dutch Petroleum Co.*                                 6,475,338
------------------------------------------------------------------------------
                                                                    21,636,707
------------------------------------------------------------------------------
Norway -- 3.3%
2,002,800 Tomra Systems ASA*                                        14,639,958
------------------------------------------------------------------------------
Singapore -- 4.2%
  800,000 DBS Group Holdings Ltd.                                    5,614,512
7,514,500 Singapore Technologies Engineering Ltd.                    7,868,141
  691,000 Venture Corp. Ltd.                                         5,162,408
------------------------------------------------------------------------------
                                                                    18,645,061
------------------------------------------------------------------------------
South Africa -- 0.8%
   96,000 Anglo American Platinum Corp. Ltd.                         3,465,131
------------------------------------------------------------------------------
Spain -- 3.1%
1,202,000 Indra Sistemas S.A.*                                       8,351,190
  573,719 Telefonica S.A.                                            5,431,920
------------------------------------------------------------------------------
                                                                    13,783,110
------------------------------------------------------------------------------
Sweden -- 2.3%
  471,000 Assa Abloy AB, Class B Shares                              4,640,520
  412,000 Securitas AB, Class B Shares*                              5,718,796
------------------------------------------------------------------------------
                                                                    10,359,316
------------------------------------------------------------------------------
Switzerland -- 8.6%
  465,000 Mettler-Toledo International Inc.+*                       13,926,750
   23,000 Nestle SA                                                  4,918,913
  500,000 Novartis AG                                               19,021,555
------------------------------------------------------------------------------
                                                                    37,867,218
------------------------------------------------------------------------------
United Kingdom -- 19.5%
  350,000 BOC Group PLC                                              4,919,081
1,173,000 BP PLC                                                     7,518,620
2,600,000 Capita Group PLC                                           9,104,951
1,570,000 Compass Group PLC                                          6,952,257
  778,000 Diageo PLC                                                 8,763,343
  600,000 Jardine Lloyd Thompson Group PLC                           6,284,667
  565,000 Lloyds TSB Group PLC                                       4,858,110
1,300,000 Misys PLC                                                  4,242,541
4,563,898 Serco Group PLC                                           10,666,781
1,845,000 Taylor Nelson Sofres PLC                                   4,038,133
1,700,000 Tesco PLC                                                  5,268,881
8,389,886 Vodafone Group PLC                                        13,477,028
------------------------------------------------------------------------------
                                                                    86,094,393
------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $379,464,201)                                   414,203,114
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


12 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENT (CONTINUED)                             OCTOBER 31, 2002




   FACE
  AMOUNT                           SECURITY                            VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
$26,566,000 State Street Bank and Trust Co., 1.800% due 11/1/02;
              Proceeds at maturity -- $26,567,328;
              (Fully collateralized by U.S. Treasury Bonds, 6.125%
              due 11/15/27; Market value -- $27,100,195)
              (Cost -- $26,566,000)                                 $ 26,566,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $406,030,201**)                                $440,769,114
================================================================================

 +Non-income producing security.
 *All or a portion of this security is on loan (See Note 8).
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


13  International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                            OCTOBER 31, 2002



ASSETS:
   Investments, at value (Cost -- $406,030,201)                                     $440,769,114
   Foreign currency, at value (Cost -- $217,778)                                         220,874
   Cash                                                                                      906
   Collateral for securities on loan (Note 8)                                         41,228,401
   Dividends and interest receivable                                                     948,629
   Receivable for securities sold                                                        477,726
   Receivable for Fund shares sold                                                       384,513
   Receivable for open forward foreign currency contracts (Note 6)                           526
------------------------------------------------------------------------------------------------
   Total Assets                                                                      484,030,689
------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 8)                                            41,228,401
   Payable for Fund shares purchased                                                   6,415,926
   Management fee payable                                                                306,938
   Distribution fees payable                                                              50,473
   Accrued expenses                                                                      390,221
------------------------------------------------------------------------------------------------
   Total Liabilities                                                                  48,391,959
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $435,638,730
------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                      $     44,787
   Capital paid in excess of par value                                               412,367,114
   Undistributed net investment income                                                    56,814
   Accumulated net realized loss from security transactions and foreign currencies   (11,612,889)
   Net unrealized appreciation of investments and foreign currencies                  34,782,904
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $435,638,730
------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                            12,685,964
------------------------------------------------------------------------------------------------
   Class B                                                                             5,018,676
------------------------------------------------------------------------------------------------
   Class L                                                                             5,800,913
------------------------------------------------------------------------------------------------
   Class Y                                                                            15,274,525
------------------------------------------------------------------------------------------------
   Class Z                                                                             6,007,252
------------------------------------------------------------------------------------------------
Net Asset Value, per share
   Class A (and redemption price)                                                          $9.79
------------------------------------------------------------------------------------------------
   Class B *                                                                               $9.35
------------------------------------------------------------------------------------------------
   Class L **                                                                              $9.16
------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                          $9.94
------------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                          $9.92
------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                      $10.30
------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                       $9.25
------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.01% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


14 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED OCTOBER 31, 2002


 INVESTMENT INCOME:
    Dividends                                                    $  8,701,756
    Interest                                                          424,631
    Less: Foreign withholding tax                                    (786,042)
 --------------------------------------------------------------------------
    Total Investment Income                                         8,340,345
 --------------------------------------------------------------------------
 EXPENSES:
    Management fee (Note 2)                                         4,892,936
    Distribution fees (Note 2)                                      1,788,361
    Shareholder and system servicing fees                             599,825
    Custody                                                           323,393
    Registration fees                                                  92,598
    Audit and legal                                                    87,690
    Shareholder communications                                         47,905
    Directors' fees                                                    15,411
    Other                                                              20,774
 --------------------------------------------------------------------------
    Total Expenses                                                  7,868,893
 --------------------------------------------------------------------------
 Net Investment Income                                                471,452
 --------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTES 3 AND 6):
    Realized Gain From:
      Security transactions (excluding short-term securities)       1,033,320
      Foreign currency transactions                                    18,728
 --------------------------------------------------------------------------
    Net Realized Gain                                               1,052,048
 --------------------------------------------------------------------------
    Change in Net Unrealized Appreciation From:
      Security transactions                                       (87,806,571)
      Foreign currency transactions                                    44,252
 --------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                       (87,762,319)
 --------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (86,710,271)
 --------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(86,238,819)
 --------------------------------------------------------------------------


                      See Notes to Financial Statements.


15 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,



                                                                        2002            2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                    $     471,452  $      (421,026)
   Net realized gain (loss)                                            1,052,048      (12,283,150)
   Decrease in net unrealized appreciation                           (87,762,319)    (406,722,434)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (86,238,819)    (419,426,610)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         --     (226,217,108)
   Capital                                                                    --           (1,520)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                  --     (226,218,628)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                  643,132,488    4,919,518,855
   Net asset value of shares issued for reinvestment of dividends             --      165,925,379
   Cost of shares reacquired                                        (759,512,563)  (5,348,164,968)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions              (116,380,075)    (262,720,734)
--------------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (202,618,894)    (908,365,972)

NET ASSETS:
   Beginning of year                                                 638,257,624    1,546,623,596
--------------------------------------------------------------------------------------------------
   End of year*                                                    $ 435,638,730  $   638,257,624
--------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                       $56,814               --
--------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                --        $(433,366)
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


16 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The International All Cap Growth Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of this Portfolio and two other separate investment portfolios: European and Global Government Bond Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

17  International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, the Portfolio paid transfer agent fees of $382,720 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates received $13,327 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, sales charges and CDSCs received by SSB were approximately:

                                                     Class A  Class B Class L
-----------------------------------------------------------------------------
Sales Charges                                        $238,000      -- $29,000
-----------------------------------------------------------------------------
CDSCs                                                  21,000 $81,000   2,000
-----------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class shares. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each respective class. For the year ended October 31, 2002, total Distribution Plan fees incurred were:

                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
Distribution Plan Fees                             $416,060 $669,542 $702,759
-----------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                        $166,507,996
-----------------------------------------------------------------------------
Sales                                                             320,688,350
-----------------------------------------------------------------------------

At October 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 79,373,461
Gross unrealized depreciation                                     (45,298,692)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 34,074,769
------------------------------------------------------------------------------

18  International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolio did not hold any futures contracts.

19  International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

6. Forward Foreign Currency Contracts

At October 31, 2002, the Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                                      Local     Market  Settlement Unrealized
Foreign Currency                     Currency   Value      Date       Gain
-----------------------------------------------------------------------------
To Sell:
Japanese Yen                        58,648,085 $477,726  11/6/02      $526
-----------------------------------------------------------------------------
Net Unrealized Gain on Open Forward Foreign Currency Contracts        $526
-----------------------------------------------------------------------------

7. Concentration of Risk

The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts. The Portfolio maintains exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2002, the Portfolio loaned common stocks having a market value of $39,300,286. The Portfolio received cash collateral amounting to $41,228,401 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest income earned by the Portfolio from securities lending for the year ended October 31, 2002 was $253,129.

9. Capital Loss Carryforward

At October 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $11,387,000 of capital loss carryforwards, expiring on October 31, 2009, available to offset future net realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

20 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

10. Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

-------------------------------------------------------------------------------
Undistributed ordinary income                                     $    495,702
-------------------------------------------------------------------------------
Accumulated capital loss                                           (11,387,106)
-------------------------------------------------------------------------------
Unrealized appreciation                                             34,118,234
-------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales loss deferrals.

11. Capital Shares

At October 31, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                         Year Ended                     Year Ended
                                                      October 31, 2002               October 31, 2001
                                                 --------------------------   ------------------------------
                                                    Shares         Amount        Shares          Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                       28,554,836   $ 339,824,590   246,761,677  $ 4,376,108,829
Shares issued on reinvestment                             --              --     3,893,248       68,949,422
Shares reacquired                                (32,674,439)   (393,462,038) (261,740,201)  (4,745,975,029)
------------------------------------------------------------------------------------------------------------
Net Decrease                                      (4,119,603)  $ (53,637,448)  (11,085,276) $  (300,916,778)
------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                        1,511,532   $  17,743,716     1,517,872  $    22,984,684
Shares issued on reinvestment                             --              --     1,888,472       32,387,286
Shares reacquired                                 (3,596,090)    (41,079,815)   (4,369,702)     (66,960,093)
------------------------------------------------------------------------------------------------------------
Net Decrease                                      (2,084,558)  $ (23,336,099)     (963,358) $   (11,588,123)
------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                        1,525,234   $  17,025,312    19,958,933  $   359,830,264
Shares issued on reinvestment                             --              --     1,782,461       29,980,996
Shares reacquired                                 (3,025,659)    (33,722,751)  (22,522,546)    (405,914,257)
------------------------------------------------------------------------------------------------------------
Net Decrease                                      (1,500,425)  $ (16,697,439)     (781,152) $   (16,102,997)
------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                        2,771,909   $  32,715,369     5,192,951  $    89,557,404
Shares issued on reinvestment                             --              --       535,420        9,551,893
Shares reacquired                                 (4,119,192)    (47,124,676)   (2,854,535)     (48,660,381)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (1,347,283)  $ (14,409,307)    2,873,836  $    50,448,916
------------------------------------------------------------------------------------------------------------
Class Z
Shares sold                                       21,414,849   $ 235,823,501     4,687,976  $    71,037,674
Shares issued on reinvestment                             --              --     1,406,838       25,055,782
Shares reacquired                                (21,995,834)   (244,123,283)   (5,302,749)     (80,655,208)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             (580,985)  $  (8,299,782)      792,065  $    15,438,248
------------------------------------------------------------------------------------------------------------

21 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                             2002/(1)/    2001/(1)/    2000/(1)/   1999/(1)/   1998/(1)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.82       $24.49      $26.75      $20.39      $20.36
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  0.01         0.01       (0.08)      (0.03)      (0.00)*
 Net realized and unrealized gain (loss)      (2.04)       (8.24)       0.06        6.39        0.03
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.03)       (8.23)      (0.02)       6.36        0.03
-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                      --           --       (0.38)         --          --
 Net realized gains                              --        (4.44)      (1.86)         --          --
 Capital                                         --        (0.00)*        --          --          --
-------------------------------------------------------------------------------------------------------
Total Distributions                              --        (4.44)      (2.24)         --          --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $9.79       $11.82      $24.49      $26.75      $20.39
-------------------------------------------------------------------------------------------------------
Total Return                                 (17.17)%     (39.64)%     (1.62)%     31.19%       0.15%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $124,160     $198,677    $683,133    $598,043    $453,029
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.37%        1.24%       1.21%       1.28%       1.28%
 Net investment income (loss)                  0.06         0.03       (0.29)      (0.13)      (0.00)**
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          30%           8%         26%         31%         25%
-------------------------------------------------------------------------------------------------------

Class B Shares                             2002/(1)/    2001/(1)/    2000/(1)/   1999/(1)/   1998/(1)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.38       $23.89      $26.13      $20.08      $20.22
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.08)       (0.12)      (0.33)      (0.23)      (0.18)
 Net realized and unrealized gain (loss)      (1.95)       (7.95)       0.07        6.28        0.04
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.03)       (8.07)      (0.26)       6.05       (0.14)
-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                      --           --       (0.12)         --          --
 Net realized gains                              --        (4.44)      (1.86)         --          --
 Capital                                         --        (0.00)*        --          --          --
-------------------------------------------------------------------------------------------------------
Total Distributions                              --        (4.44)      (1.98)         --          --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $9.35       $11.38      $23.89      $26.13      $20.08
-------------------------------------------------------------------------------------------------------
Total Return                                 (17.84)%     (40.04)%     (2.43)%     30.13%      (0.69)%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $46,919      $80,823    $192,707    $200,071    $180,980
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      2.17%        2.10%       2.06%       2.08%       2.09%
 Net investment loss                          (0.75)       (0.79)      (1.15)      (1.01)      (0.84)
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          30%           8%         26%         31%         25%
-------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 * Amount represents less than $0.01 per share.
** Amount represents less than 0.01%.

22 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                            2002/(1)/   2001/(1)/        2000/(1)/   1999/(1)/    1998/(1)(2)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.16      $23.53        $25.76          $19.79        $19.93
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.09)      (0.11)        (0.31)          (0.22)        (0.17)
 Net realized and unrealized gain (loss)    (1.91)      (7.82)         0.06            6.19          0.03
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.00)      (7.93)        (0.25)           5.97         (0.14)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                    --          --         (0.12)             --            --
 Net realized gains                            --       (4.44)        (1.86)             --            --
 Capital                                       --       (0.00)*          --              --            --
------------------------------------------------------------------------------------------------------------
Total Distributions                            --       (4.44)        (1.98)             --            --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.16      $11.16        $23.53          $25.76        $19.79
------------------------------------------------------------------------------------------------------------
Total Return                               (17.92)%    (40.06)%       (2.42)%         30.17%        (0.70)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $53,156     $81,482      $190,144        $178,259      $152,569
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    2.22%       2.08%         2.04%           2.07%         2.07%
 Net investment loss                        (0.79)      (0.77)        (1.13)          (0.98)        (0.81)
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        30%          8%           26%             31%           25%
------------------------------------------------------------------------------------------------------------

Class Y Shares                            2002/(1)/   2001/(1)/      2000/(1)/       1999/(1)/     1998/(1)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.95      $24.60        $26.88          $20.41        $20.38
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                0.06        0.06         (0.00)*          0.03          0.08
 Net realized and unrealized gain (loss)    (2.07)      (8.27)         0.07            6.44          0.01
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.01)      (8.21)         0.07            6.47          0.09
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                    --          --         (0.49)             --         (0.06)
 Net realized gains                            --       (4.44)        (1.86)             --            --
 Capital                                       --       (0.00)*          --              --            --
------------------------------------------------------------------------------------------------------------
Total Distributions                            --       (4.44)        (2.35)             --         (0.06)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.94      $11.95        $24.60          $26.88        $20.41
------------------------------------------------------------------------------------------------------------
Total Return                               (16.82)%    (39.34)%       (1.31)%         31.70%         0.45%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $151,790    $198,655      $338,192        $354,242      $333,979
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.96%       0.94%         0.92%           0.92%         0.91%
 Net investment income (loss)                0.53        0.39         (0.01)           0.14          0.37
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        30%          8%           26%             31%           25%
------------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 * Amount represents less than $0.01 per share.

23 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class Z Shares                             2002/(1)/    2001/(1)/    2000/(1)/     1999/(1)/    1998/(1)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.93       $24.58       $26.85        $20.39       $20.36
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                0.06         0.06        (0.00)*        0.04         0.08
 Net realized and unrealized gain (loss)    (2.07)       (8.27)        0.08          6.42         0.01
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.01)       (8.21)        0.08          6.46         0.09
---------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(2)/                    --           --        (0.49)           --        (0.06)
 Net realized gains                            --        (4.44)       (1.86)           --           --
 Capital                                       --        (0.00)*         --            --           --
---------------------------------------------------------------------------------------------------------
Total Distributions                            --        (4.44)       (2.35)           --        (0.06)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.92       $11.93       $24.58        $26.85       $20.39
---------------------------------------------------------------------------------------------------------
Total Return                               (16.85)%     (39.37)%      (1.28)%       31.68%        0.45%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $59,614      $78,621     $142,448      $137,212     $117,132
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.96%        0.94%        0.92%         0.92%        0.92%
 Net investment income (loss)                0.52         0.41        (0.00)**       0.16         0.36
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        30%           8%          26%           31%          25%
---------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
 * Amount represents less than $0.01 per share.
** Amount represents less than 0.01%.

24 International All Cap Growth Portfolio | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International All Cap Growth Portfolio ("Portfolio") of Smith Barney World Funds, Inc. ("Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
December 11, 2002


25 International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney World Funds Inc.
("Fund") -- International All Cap Portfolio ("Portfolio") are managed under the direction of the Portfolio's Board of Directors. Information pertaining to the Directors and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Portfolio's Directors and is available, without charge, upon request by calling the Portfolio's transfer agent Citicorp Trust Bank, fsb. at 1-800-451-2010.

                                                                                             Number of
                                                Term of                                     Portfolios
                                              Office* and             Principal             in the Fund
                                  Position(s)  Length of            Occupation(s)             Complex
                                   Held with     Time                During Past             Overseen
Name, Address and Age                Fund       Served               Five Years             by Director
--------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

A. E. Cohen                        Director      Since    Consultant to Chugai                  17
444 Madison Ave., Suite 1201                     1996     Pharmaceutical Co. Ltd.
New York, NY 10022
Age 65









Robert A. Frankel                  Director      Since    Managing Partner of Robert A.         24
8 John Walsh Blvd.                               1999     Frankel Managing Consultants;
Peekskill, NY 10566                                       Former Vice President of The
Age 74                                                    Readers Digest Association, Inc.

Michael E. Gellert                 Director      Since    General Partner of Windcrest          19
122 East 42nd St., 47th Floor                    1999     Partners, a venture capital firm
New York, NY 10168
Age 70


Rainer Greeven                     Director      Since    Attorney, Rainer Greeven PC           17
630 5th Ave., Suite 1905                         1994
New York, NY 10111
Age 65

Susan M. Heilbron                  Director      Since    Owner/Consultant of Lacey &           17
P.O. Box 557                                     1994     Heilbron, a public relations firm
Chilmark, MA 02535
Age 57

INTERESTED DIRECTOR:

R. Jay Gerken                      Chairman,     Since    Managing Director of SSB              226
Salomon Smith Barney Inc. ("SSB")  President      2002
399 Park Avenue                    and Chief
New York, NY 10022                 Executive
Age 51                             Officer


                                              Other
                                          Directorships
                                             Held by
Name, Address and Age                       Director
----------------------------------------------------------------
NON-INTERESTED DIRECTORS:

A. E. Cohen                       Director of Agouron
444 Madison Ave., Suite 1201      Pharmaceuticals, Inc.,
New York, NY 10022                Akzo Nobel NV, Teva
Age 65                            Pharmaceutical Inc., Ltd.,
                                  Chugai Pharmaceutical
                                  Co. Ltd., Pharmaceutical
                                  Product Development, Inc.
                                  and Axonyx Inc.; Chairman
                                  of Vasomedical, Inc.,
                                  Neurobiological
                                  Technologies Inc. and
                                  Kramex Corp.

Robert A. Frankel                              None
8 John Walsh Blvd.
Peekskill, NY 10566
Age 74

Michael E. Gellert                Director of Dalet S.A.,
122 East 42nd St., 47th Floor     Devon Energy Corp.,
New York, NY 10168                High Speed Access Corp.,
Age 70                            Human, Inc., SEACOR
                                  Smit, Inc. and Six Flags, Inc.

Rainer Greeven                    Director of Continental
630 5th Ave., Suite 1905          Container Corp.
New York, NY 10111
Age 65

Susan M. Heilbron                 Director of National Multiple
P.O. Box 557                      Sclerosis Society,
Chilmark, MA 02535                New York City Chapter
Age 57

INTERESTED DIRECTOR:

R. Jay Gerken                                  None
Salomon Smith Barney Inc. ("SSB")
399 Park Avenue
New York, NY 10022
Age 51

--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.

26  International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

                                                                                          Number of
                                               Term of                                   Portfolios
                                             Office* and            Principal            in the Fund     Other
                               Position(s)    Length of           Occupation(s)            Complex   Directorships
                                Held with       Time               During Past            Overseen      Held by
Name, Address and Age             Fund         Served              Five Years            by Director   Director
------------------------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone             Senior Vice        Since    Managing Director of SSB;           N/A          NA
SSB                          President and      2000     Chief Financial Officer and
125 Broad Street, 11th Floor Chief                       Treasurer of mutual funds
New York, NY 10004           Administrative              affiliated with Citigroup Inc.;
Age 45                       Officer                     Director and Senior Vice
                                                         President of Smith Barney Fund
                                                         Management LLC ("SBFM")
                                                         and Travelers Investment
                                                         Adviser ("TIA")

Richard L. Peteka            Chief Financial    Since    Director of SSB                     N/A          N/A
SSB                          Officer and        2002
125 Broad Street, 11th Floor Treasurer
New York, NY 10004
Age 41

Jeffrey J. Russell, CFA      Vice President     Since    Managing Director of SSB            N/A          N/A
SSB                          and Investment     1994     and Investment Officer of
399 Park Avenue              Officer                     SBFM
New York, NY 10022
Age 49

Kaprel Ozsolak               Controller         Since    Vice President of SSB               N/A          N/A
SSB                                             2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary          Since    Managing Director of SSB;           N/A          N/A
SSB                                             2000     General Counsel and Secretary
300 First Stamford Place                                 of SBFM and TIA
Stamford, CT 06902
Age 51

--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.

27  International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


The following October 31, 2002 fiscal year end disclosure is for various tax benefits that will be reported to shareholders at calendar year end.

The total foreign sourced income received by International All Cap Growth Portfolio was $0.1943 per share (or a total amount of $8,701,756). The total amount of foreign taxes paid was $0.0176 per share (or a total amount of $786,042).

28 International All Cap Growth Portfolio  | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



         DIRECTORS                    INVESTMENT MANAGER
         Abraham E. Cohen             Smith Barney Fund Management LLC
         Robert A. Frankel
         Michael Gellert              DISTRIBUTOR
         R. Jay Gerken, Chairman      Salomon Smith Barney Inc.
         Rainer Greeven
         Susan M. Heilbron            CUSTODIAN
                                      State Street Bank and
         Victor K. Atkins, Emeritus     Trust Company

         OFFICERS                     TRANSFER AGENT
         Maurits E. Edersheim         Citicorp Trust Bank, fsb.
         Chairman of the Fund         125 Broad Street, 11th Floor
         & Advisory Director          New York, New York 10004

         R. Jay Gerken                SUB-TRANSFER AGENT
         President and                PFPC Global Fund Services
         Chief Executive Officer      P.O. Box 9699
                                      Providence, Rhode Island
         Lewis E. Daidone             02940-9699
         Senior Vice President and
         Chief Administrative Officer

         Richard L. Peteka
         Chief Financial Officer
         and Treasurer

         Jeffrey J. Russell, CFA
         Vice President
         and Investment Officer

         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney World Funds, Inc.





 This report is submitted for the general information of shareholders of Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01936 12/02                                                           02-4140

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                       GLOBAL GOVERNMENT BOND PORTFOLIO
                              EUROPEAN PORTFOLIO
--------------------------------------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002



                      [LOGO] SMITH BARNEY MUTUAL FUNDS
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney
 World Funds, Inc.



The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high-quality bonds issued by the United States or foreign governments.

                                     NASDAQ SYMBOL
                                     -------------
                             Class A     SBGLX
                             Class B     SBGBX
                             Class L     SGGLX

The European Portfolio seeks long-term capital appreciation by investing in equity securities of European issuers.

                                     NASDAQ SYMBOL
                                     -------------
                             Class A     SBEAX
                             Class B     SBEBX
                             Class L     SBELX


 WHAT'S INSIDE


                  Letter from the Chairman................  1

                  Global Government Bond Portfolio
                    Portfolio Manager Commentary..........  2
                    Historical Performance................  6
                    Portfolio at a Glance.................  9

                  European Portfolio
                    Portfolio Manager Commentary.......... 10
                    Historical Performance................ 13
                    Portfolio at a Glance................. 15

                  Schedules of Investments................ 16

                  Statements of Assets and Liabilities.... 20

                  Statements of Operations................ 21

                  Statements of Changes in Net Assets..... 22

                  Notes to Financial Statements........... 24

                  Financial Highlights.................... 30

                  Independent Auditors' Report............ 37

                  Additional Information.................. 38

                  Tax Information......................... 40

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN
CHAIRMAN

--------------------------------------------------------------------------------

Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio and European Portfolio ("Portfolio(s)"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. In this new capacity, I look forward to keeping you informed about the investment perspectives of the Portfolios' management team through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed please find the annual report for the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio and European Portfolio for the year ended October 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions, outlined our investment strategy and provided a detailed summary of the Portfolios' performances. Furthermore, the report includes shareholder letters from the Portfolios' managers that feature their market perspectives and commentaries summarizing highlights of Portfolio activity during the period.

In his letter to shareholders, Denis P. Mangan, portfolio manager for the Global Government Bond Portfolio, recaps many of his key investment maneuvers throughout different phases of the reporting period to address developments in the global economic, political and interest rate environments./1/ As Denis explains in his commentary, global fixed-income securities markets were characterized by significant volatility and impacted by changes to monetary policymakers' positions on interest rates throughout the past fiscal year. This accounted for Denis' attentive adjustments to securities allocations in terms of geography, average duration/2/ and maturity concentration (i.e., typical length of bond maturities) of Portfolio holdings throughout the period. Despite a challenging environment, however, the net asset value of the Portfolio without sales charges finished in positive territory for the period.

Rein W. van der Does, portfolio manager for the European Portfolio, conveys in his letter how the "risk-adverse" sentiment of investors particularly affected the performance of small-cap/3/ European equities during the period. Nevertheless, Rein anticipates an improved corporate earnings cycle over coming periods. Based upon this outlook amid other considerations, including the relatively high level of assets in money market funds and a depressed level of the euro currency, Rein believes the prospects for European stocks should be favorable over the long term.

In closing, we anticipate that volatility will remain part of both the domestic and international fixed income and equity market landscapes. Therefore, we believe that active portfolio management is more critical than ever, and that Denis and Rein are tuned in to key factors influencing market performance. Although these have been challenging times, we believe that investors who maintain suitable balanced individual portfolios composed of a diversified/4/ mix of prudently selected, actively managed global securities can be rewarded over the long term.

We appreciate your investment in Smith Barney World Funds, Inc. -- Global Government Bond Portfolio and European Portfolio. Furthermore, we encourage you to read this report, which we hope you will find to be useful and informative.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman

November 18, 2002

--------
1 Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

--------
2 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
3 Investments in small-cap companies may involve a higher degree of risk and volatility than investments in larger, more established companies.
4 Diversification does not assure against market loss.


    1 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 GLOBAL GOVERNMENT BOND PORTFOLIO


[PHOTO]
DENIS P. MANGAN
VICE PRESIDENT

Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. Mr. Mangan joined Smith Barney Capital Management in 1994. He was previously with J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading at the firm for three years. Prior to that, Mr. Mangan spent two years at Citibank, N.A., London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also served at Citicorp for seven years in U.S. Treasury Securities management, performing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University and a Ph.D. in Financial Economics from Columbia University.

Performance Overview
For the year ended October 31, 2002, Class A shares of the Global Government Bond Portfolio ("Portfolio"), without sales charges, returned 4.06%. In comparison, the benchmark J.P. Morgan Global Government Bond Market
Index/1 /-- Hedged and the J.P. Morgan Global Government Bond Market
Index -- Unhedged, returned 4.58% and 9.13%, respectively, for the same period.

Portfolio Manager Market and Fund Overview
During the past fiscal year, the Portfolio generated relatively resilient performance in the midst of a volatile global financial market environment.

At the beginning of the period, bond market performance was significantly influenced by investors' concerns about the terrorist attacks on September 11, 2001. Amidst downward revisions to global growth expectations sparked by this tragedy, bond yields declined sharply during October 2001. During the early part of the following month, yields on U.S. government and German government bond issues maturing in 10 years dropped to 4.20% and 4.27%, respectively.

As the fourth quarter of 2001 progressed, the pessimism that prevailed following the tragedy on September 11, 2001 began to dissipate amid a rebound in retail sales, which was strongly supported by improving (although still weak) business and consumer confidence readings. Investors reassessed their expectations for the future course of interest rates, and yields on fixed-income securities in general moved rapidly higher. Yields continued to rise, particularly in Europe. As of the close of 2001, many fixed-income securities had generated negative returns, with the U.S. fixed-income markets ranking among the worst-performers of the major bond markets.

By the close of 2001, the Federal Open Market Committee ("FOMC")/2 /had dropped the key short-term federal funds rate ("fed funds rate")/3 /eleven times. The European Central Bank cut short-term rates by half a percentage point to 2.75% on December 5, 2002 after the close of the reporting period, although it has cut rates less aggressively than the FOMC over the course of recent reporting periods.

Throughout October and November of 2001, the Portfolio maintained an overall neutral duration/4 /position relative to the J.P. Morgan Global Government Bond Market Index. From a geographic perspective, the Portfolio was overweighted in Europe and underweighted in the U.S. and Japan versus this index. These weightings in the Portfolio positively

--------
1The J.P. Morgan Global Government Bond Market Index is a daily, market capitalization-weighted international fixed-income index consisting of 13 countries. Please note that an investor cannot invest directly in an index.
2The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

    2 Smith Barney World Funds, Inc. | 2002 Annual Report to Shareholders contributed to its performance at the time, as yields on fixed-income securities in Europe, in general, rose less than those in the U.S. However, as yields continued to rise in Europe, the Portfolio's overweight position in that region negatively impacted performance.

In early 2002, global bond markets temporarily recovered following a period of intensified volatility in November and December of 2001. Global growth expectations began to rise and many investors anticipated an end to the interest rate cutting cycle. In fact, New Zealand and Sweden raised interest rates in March of 2002. Consequently, the decline in global bond prices continued. When the economy gets stronger, the assumption among bond investors is often that monetary authorities like the FOMC may seek to stave off potential inflation concerns through developing a bias toward maintaining or raising its interest rate targets, and rate increases can negatively impact prices of bonds currently trading in the marketplace.

In our opinion, the view of an improved economy was driven by a pickup in demand for inventory, as this development marked a dramatic reversal from last year's inventory de-stocking. Consumer confidence returned to levels comparable to those prior to September 11, 2001, and corporate confidence was supported by surging new orders. To complete the picture, the FOMC shifted its position from a so-called "easing" stance to a "neutral" bias. In Europe, the broader picture in terms of its economic backdrop and investor sentiment was similar in many respects to that of the U.S., although on a less dramatic level.

In January, the Portfolio benefited from a rally in government bonds as it maintained an overall long duration position that was initiated at the end of 2001. In mid-January, anticipating at the time signs of an economic recovery, we reduced the duration of the Portfolio and proceeded on this course through February. In March, the Portfolio's duration was below that of the J.P. Morgan Global Government Bond Market Index, amidst a rise in yields and drop in prices of fixed-income securities.

Concerns in Japan escalated over the inability of its policymakers to address deflation risks in a debt-ridden economy. Moody's Investor Service/5/ announced that it was considering a reduction in its credit rating for Japan. Nevertheless, given the very low level of yields on Japanese fixed-income securities relative to those available from securities trading in other global markets, the Portfolio maintained its underweighted position in that market relative to the J.P. Morgan Global Government Bond Market Index.

In April and May, growth expectations appeared to us to have eased, equity markets softened while corporate bonds' yield spreads/6/ widened relative to those of government securities in underlying countries. Economic data were mixed as corporate accounting practices at some high-profile companies were called into question. The allegations of fraudulent financial reporting activities contributed to stock market volatility and weakened investor confidence in global markets. The general mood of economic optimism that had prevailed at the beginning of 2002 in Europe began to dissipate amidst the drop in confidence. Furthermore, the deterioration in India/Pakistan relations compounded by concerns over a second round of potential terrorist attacks in the U.S. supported bond markets and exhibited pressure on equity market performance.

In April, we shifted to a neutral duration from our previously underweighted duration position relative to the J.P. Morgan Global Government Bond Market Index. Economic growth expectations were scaled back and investors' expectations mounted that bonds would potentially yield additional gains in May. We, therefore, moved to an overweighted duration position.

--------
5Moody's Investors Service is a nationally recognized credit rating agency. 6Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


    3 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

From the end of May through the conclusion of September 2002, in our view, equity market volatility began to significantly influence the performance of fixed-income markets worldwide, and fundamental economic news was relegated to a more subordinated role. Stock market declines were staggering amid concerns regarding a potential slowdown in economic activity in the U.S. and Europe during the second half of the calendar year, combined with concerns about the integrity of corporate accounting practices. Despite robust home sales and other strong economic data in May, bond market prices gained ground on the back of soaring equity market volatility.

We maintained the long duration position initiated in May throughout June, which positively contributed to the Portfolio's performance (amidst a strong rally in government bonds). In July, however, we brought the duration of the Portfolio back in line with its benchmark and maintained this strategy through the end of October. We opted for this neutral-duration strategy, as we perceived evidence of a stock market bottom, amidst equity market volatility.

Toward the end of the period, we restored our duration position in the Japanese bond market to neutral (versus the J.P. Morgan Global Government Bond Market Index), having maintained a shorter duration position for a fairly lengthy period. We felt that given the increasingly bearish news about Japan, the Japanese fixed-income securities market offered favorable potential versus that of what we believed to be peaking U.S. and European fixed-income markets. As the reporting period approached a close, equity markets rallied and fixed-income securities with shorter maturities in general remained stable, while those with 10-year maturities sold off in the market.

Portfolio Manager Market Outlook
The FOMC further reduced the fed funds rate by 50 basis points/7/ in November 2002, which was after the close of the reporting period. Considering this rate reduction and the recent political environment in the U.S., we believe the path for monetary and fiscal stimulus in the U.S. is underway. Furthermore, as of this writing, we think the European Central Bank will be inclined to follow a looser monetary policy (i.e., have a bias toward lower rates).

However, we anticipate the recovery will be slow. Although we believe overcapacity exists in the key telecommunications and high-tech sectors, which may inhibit corporate investment, we feel that macroeconomic fundamentals will be sufficiently robust to bring economic growth back over the coming year.

Recently, the Portfolio has maintained a fairly neutral position in terms of its duration relative to the J.P. Morgan Global Government Bond Market Index, with a bias toward the European markets (which we believe may outperform the U.S. fixed-income markets in coming months). In duration-weighted terms, as of the period's close, the Portfolio essentially maintained a neutral position in the Japanese bond market versus the J.P. Morgan Global Government Bond Market Index. However, the Portfolio is somewhat short of this benchmark in terms of the percentage of assets in the Portfolio allocated to Japan. This strategy is intended to help minimize the impact that low yields from Japanese securities may have on the Portfolio. We intend to maintain this positioning over the near future.

--------
7 A basis point is one one-hundredth (1/100 or 0.01) of one percent.


    4 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio. We look forward to continuing to help you meet your investment objectives.


Sincerely,

/s/ Denis P. Mangan

Denis P. Mangan
Vice President

November 18, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 16 and 17 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance and the portfolio manager's views are as of October 31, 2002 and are subject to change.



    5 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
10/31/02                $10.82   $10.91    $0.15       $0.00       $0.19          4.06%
--------------------------------------------------------------------------------------------
10/31/01                 10.95    10.82     1.20        0.00        0.06         11.11
--------------------------------------------------------------------------------------------
10/31/00                 11.18    10.95     0.88        0.00        0.00          6.13
--------------------------------------------------------------------------------------------
10/31/99                 11.88    11.18     0.52        0.00        0.00         (1.62)
--------------------------------------------------------------------------------------------
10/31/98                 12.22    11.88     0.22        0.60        0.45          8.08
--------------------------------------------------------------------------------------------
10/31/97                 12.55    12.22     1.22        0.08        0.00          8.21
--------------------------------------------------------------------------------------------
10/31/96                 12.30    12.55     0.87        0.00        0.00          9.41
--------------------------------------------------------------------------------------------
10/31/95                 11.68    12.30     0.78        0.00        0.00         12.40
--------------------------------------------------------------------------------------------
10/31/94++               12.92    11.68     0.23        0.00        0.42         (4.64)+
--------------------------------------------------------------------------------------------
12/31/93                 11.84    12.92     0.52        0.59        0.00         19.13
--------------------------------------------------------------------------------------------
Total                                      $6.59       $1.27       $1.12
--------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
10/31/02                $10.85   $10.94    $0.08       $0.00       $0.19          3.43%
--------------------------------------------------------------------------------------------
10/31/01                 10.92    10.85     1.08        0.00        0.06         10.48
--------------------------------------------------------------------------------------------
10/31/00                 11.16    10.92     0.83        0.00        0.00          5.56
--------------------------------------------------------------------------------------------
10/31/99                 11.87    11.16     0.47        0.00        0.00         (2.11)
--------------------------------------------------------------------------------------------
10/31/98                 12.22    11.87     0.19        0.60        0.42          7.46
--------------------------------------------------------------------------------------------
10/31/97                 12.50    12.22     1.10        0.08        0.00          7.62
--------------------------------------------------------------------------------------------
10/31/96                 12.26    12.50     0.81        0.00        0.00          8.83
--------------------------------------------------------------------------------------------
Inception* -- 10/31/95   11.57    12.26     0.66        0.00        0.00         11.97+
--------------------------------------------------------------------------------------------
Total                                      $5.22       $0.68       $0.67
--------------------------------------------------------------------------------------------


    6 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
10/31/02                $10.85   $10.94    $0.10       $0.00       $0.19          3.59%
--------------------------------------------------------------------------------------------
10/31/01                 10.92    10.85     1.09        0.00        0.07         10.69
--------------------------------------------------------------------------------------------
10/31/00                 11.15    10.92     0.83        0.00        0.00          5.67
--------------------------------------------------------------------------------------------
10/31/99                 11.86    11.15     0.47        0.00        0.00         (2.11)
--------------------------------------------------------------------------------------------
10/31/98                 12.19    11.86     0.19        0.60        0.42          7.67
--------------------------------------------------------------------------------------------
10/31/97                 12.47    12.19     1.11        0.08        0.00          7.73
--------------------------------------------------------------------------------------------
10/31/96                 12.23    12.47     0.81        0.00        0.00          8.90
--------------------------------------------------------------------------------------------
10/31/95                 11.68    12.23     0.72        0.00        0.00         11.25
--------------------------------------------------------------------------------------------
10/31/94++               12.93    11.68     0.21        0.00        0.39         (5.09)+
--------------------------------------------------------------------------------------------
Inception* -- 12/31/93   11.83    12.93     0.47        0.59        0.00         18.89+
--------------------------------------------------------------------------------------------
Total                                      $6.00       $1.27       $1.07
--------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
10/31/02                $10.66   $10.74    $0.18       $0.00       $0.19          4.39%
--------------------------------------------------------------------------------------------
10/31/01                 10.83    10.66     1.26        0.00        0.06         11.52
--------------------------------------------------------------------------------------------
10/31/00                 11.03    10.83     0.89        0.00        0.00          6.59
--------------------------------------------------------------------------------------------
10/31/99                 11.70    11.03     0.53        0.00        0.00         (1.28)
--------------------------------------------------------------------------------------------
10/31/98                 12.03    11.70     0.23        0.60        0.46          8.50
--------------------------------------------------------------------------------------------
10/31/97                 12.39    12.03     1.28        0.08        0.00          8.61
--------------------------------------------------------------------------------------------
10/31/96                 12.14    12.39     0.90        0.00        0.00          9.82
--------------------------------------------------------------------------------------------
10/31/95                 11.68    12.14     0.81        0.00        0.00         11.27
--------------------------------------------------------------------------------------------
10/31/94++               12.93    11.68     0.23        0.00        0.43         (4.62)+
--------------------------------------------------------------------------------------------
Inception* -- 12/31/93   11.97    12.93     0.37        0.59        0.00         16.49+
--------------------------------------------------------------------------------------------
Total                                      $6.68       $1.27       $1.14
--------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

    7 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

                        GLOBAL GOVERNMENT BOND PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS/(2)/

                                                   Without Sales Charges/(1)/
                                                -------------------------------
                                                Class A Class B Class L Class Y
-------------------------------------------------------------------------------
Year Ended 10/31/02                              4.06%   3.43%   3.59%   4.39%
-------------------------------------------------------------------------------
Five Years Ended 10/31/02                        5.47    4.88    5.01    5.86
-------------------------------------------------------------------------------
Ten Years Ended 10/31/02                         6.96     N/A     N/A     N/A
-------------------------------------------------------------------------------
Inception* through 10/31/02                      7.40    6.62    6.64    7.19
-------------------------------------------------------------------------------

                                                     With Sales Charges/(3)/
                                                ---------------------------------
                                                Class A  Class B  Class L Class Y
---------------------------------------------------------------------------------
Year Ended 10/31/02                              (0.62)%  (1.07)%  1.56%   4.39%
---------------------------------------------------------------------------------
Five Years Ended 10/31/02                         4.49     4.73    4.81    5.86
---------------------------------------------------------------------------------
Ten Years Ended 10/31/02                          6.46      N/A     N/A     N/A
---------------------------------------------------------------------------------
Inception* through 10/31/02                       6.96     6.62    6.53    7.19
---------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/

                                                         Without Sales Charges/(1)/
-----------------------------------------------------------------------------------
Class A (10/31/92 through 10/31/02)                                95.90%
-----------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                              66.41
-----------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                              88.07
-----------------------------------------------------------------------------------
Class Y (Inception* through 10/31/02)                              95.99
-----------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 * Inception dates for Class A, B, L and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

    8 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 GLOBAL GOVERNMENT BOND PORTFOLIO AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the Global Government Bond Portfolio vs. J.P. Morgan Global Government Bond Market Index+
--------------------------------------------------------------------------------
                         October 1992 -- October 2002

                                      [GRAPH]

           Global Government       JP Morgan Global          JP Morgan Global
            Bond Portfolio         Government Bond          Government Bond
           - Class A Shares     Market Index - Hedged    Market Index - Unhedged
          ------------------   ---------------------    -----------------------
   10/92     $ 9,548                  11,370                     12,028
   10/93      10,984                  12,749                     13,351
   10/94      10,771                  12,609                     13,740
   10/95      12,107                  15,048                     15,319
   10/96      13,247                  16,566                     16,254
   10/97      14,334                  18,319                     16,822
   10/98      15,493                  20,645                     19,006
   10/99      15,242                  20,871                     18,444
   10/00      16,177                  22,476                     17,587
   10/01      17,973                  25,126                     19,227
   10/02      18,703                  26,278                     20,983


+Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1992, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The J.P. Morgan Global Government Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              TOP TEN HOLDINGS*++


                       1. KFW International Finance. 21.5%
                       2. France O.A.T.............. 18.2
                       3. Bundesrepublic Deutschland 11.1
                       4. Kingdom of Belgium........  9.5
                       5. Kingdom of Spain..........  8.6
                       6. Landwirtschaft Rentenbk...  6.7
                       7. United Kingdom Treasury...  6.5
                       8. Buoni Poliennali Del Tes..  3.8
                       9. Unicredito Italiano S.p.A.  3.3
                      10. Canadian Government.......  3.0

 * As a percentage of total bonds and notes, excluding U.S. government obligations and repurchase agreement.
 ++All information is as of October 31, 2002. Please note that Portfolio holdings are subject to change.
** As a percentage of total investments.

                           INVESTMENT ALLOCATION**++


           [CHART]

Europe                       62.8%
Repurchase Agreement          1.6%
Canada                        2.5%
U.S. Treasury Obligations    15.2%
United States                17.9%


    9 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 EUROPEAN PORTFOLIO



[PHOTO]

REIN W.
VAN DER DOES
VICE PRESIDENT

Rein W. van der Does has 34 years of securities business experience. The Portfolio Manager began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Salomon Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. Van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Overview
For the year ended October 31, 2002, Class A shares of the European Portfolio ("Portfolio") without sales charges, returned negative 26.29%. In comparison, the benchmark Morgan Stanley Capital International European Market Index ("MSCI European Market Index")/1/ returned negative 13.88% for the same period.

Portfolio Manager Market and Fund Overview
Despite a rising correlation between European and U.S. equity market performance, European stocks overall generated relatively weak performances during the period. The current bear market in Europe is now more pronounced than the one experienced in 1973-1974. As of October 10, 2002, the MSCI European Market Index had declined approximately 51% from its 2000 peak, versus a 44% drop in the index during the 1973-74 period. Despite the recent weakness in the European markets, however, we have adhered to our outlook that the long-term prospects for European equities remain favorable.

Despite having outperformed the MSCI European Market Index in the past several years, the Portfolio has recently underperformed relative to the MSCI European Market Index. The reasons for the recent underperformance include:
    . The Portfolio's overweighting in the information technology service and telecommunications equipment manufacturer sectors. These sectors were hit by a buyers' strike (which sharply reduced capital expenditures) from telecommunication operators during the past 24 months. Capital expenditures for information technology services remained depressed in 2002.
    . The Portfolio's exposure to small-cap stocks,/2/ which have accounted for approximately 30% of this Portfolio's holdings during the reporting period. Small-cap stocks tend to be less liquid than larger stocks. Therefore, many small-cap stocks were impacted by the more risk-adverse post-September 11th stock market environment.
    . The Portfolio's overweighted position in the insurance sector relative to the MSCI European Market Index. The insurance sector, in particular, was negatively affected by the bear market, as declining stock prices increased investors' concerns that insurance companies might not be able to meet their long-term liabilities. Many equities in the insurance sector dropped by approximately 50% during the four months ending October 10, 2002, as insurance became a high beta/3/ sector.


--------
1The MSCI European Market Index is a total return index, reported in U.S.
 dollars, based on share prices and reinvested gross dividends of approximately 600 companies from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain,
 Sweden, Switzerland and the United Kingdom. Please note than an investor cannot invest directly in an index.
2Investments in small-cap companies may involve a higher degree of risk and volatility than investments in larger, more established companies.
3Beta measures the sensitivity of the fund to the movements of its benchmark.
  10   Smith Barney World Funds, Inc.  |  2002 Annual Report to Shareholders

Portfolio Manager Market and Fund Outlook
Looking ahead, we would not be surprised to observe the euro currency trading at a 10-15% premium against the U.S. dollar within the next twelve months. These projections are based upon:
    . An estimated U.S. current account deficit of $420 billion.
    . A shift from a projected U.S. government surplus toward an estimated deficit of $200 billion next year.
    . More purchasing power parity between the U.S. dollar and euro currencies. . Interest rate environments (e.g., differentials in rates).
    . Anticipated reversal of money flows returning back toward Europe.

Disappointing Eurozone business and consumer confidence surveys suggest a moderate reduction in Gross Domestic Product ("GDP")/4/ growth to approximately 0.7% and 2.0% in 2002 and 2003, respectively, while inflation is projected to register at approximately 2% during these periods. Based on our assessment of the European market's fundamentals, however, we believe that Europe offers favorable long-term investment prospects over the next few years for the following reasons:
    . Economic Recovery. Market observers anticipate a market recovery to lift corporate profits approximately 8% in 2002 and 15% in 2003, versus a disastrous 20% drop last year.
    . Valuations. Taking into account the low interest rate and inflation environments, we believe that many European equity markets are very reasonably priced, particularly when compared to the U.S. equity market.
    . Corporate Restructuring. During what we consider the first recent restructuring phase in Europe between 1994 and 1998, many companies appeared to concentrate on returning toward their core businesses. We believe the second recent restructuring phase started one year ago, during which many companies were forced by poor bottom line results to cut costs and reduce the labor content. (Many European companies have announced sharp reductions in their labor forces with approval of unions and work councils.)
    . Tax reforms. Germany, France and Italy all have significant tax reforms. . Pension Reform. Many European countries are slowly changing from defined benefits to defined contribution pension plans.
    . Equity weightings in portfolios. In our view, many institutional and individual European portfolios are underweighted equities. The level of money market funds as a percentage of equity market capitalization is nearly at a five-year high in Europe. We anticipate an increase into equity investments.
    . Depressed euro. We believe the recently depressed level of the euro provides an additional argument for a favorable entry-point into a European portfolio.

Given these above considerations, we think Europe is an attractive place to invest over the next few years. Furthermore, we believe the change in the general political landscape in Europe could become a catalyst for money flows returning to Europe.

The Portfolio is overweight relative to the MSCI European Market Index in:
    . the service sector (specifically the outsourcing of information technology as well as catering subsectors);
    . the telecommunications sector (with a preference for equipment manufacturers over operators); and
    . growth stocks (with a preference for those stocks that we feel offer
      "old-fashioned" growth prospects at reasonable prices).

--------
4GDP is a market value of goods and services produced by labor and property in a given country.


    11 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

The Portfolio is underweighted in basic materials stocks and has a neutral weighting in the financials sector, relative to the MSCI European Market Index. We tend to favor stocks in the insurance over the banking sector. Geographically, the Portfolio has recently been overweighted in Continental Europe and has remained underweighted in the United Kingdom versus the MSCI European Market Index. Factors behind this latter decision include Britain's decision to stay out of the European Monetary Union (which we believe will penalize the UK's growth prospects) and the relatively strong pound versus the euro (which we believe may penalize corporate profits).

We appreciate your entrusting us to manage your invested capital in the Smith Barney World Funds, Inc. -- European Portfolio and look forward to continuing to help you pursue your investment goals in the future.

Sincerely,

/s/ Rein W. van der Does

Rein W. van der Does
Vice President

November 22, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 18 and 19 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance and the portfolio manager's views are as of October 31, 2002 and are subject to change.



    12 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

                               EUROPEAN PORTFOLIO

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/+
--------------------------------------------------------------------------------
10/31/02                $14.26   $10.44    $0.00       $0.10         (26.29)%
--------------------------------------------------------------------------------
10/31/01                 25.52    14.26     0.00        1.65         (40.01)
--------------------------------------------------------------------------------
10/31/00                 22.58    25.52     0.00        1.13          18.02
--------------------------------------------------------------------------------
10/31/99                 19.44    22.58     0.00        0.33          18.02
--------------------------------------------------------------------------------
10/31/98                 18.23    19.44     0.00        0.39           9.10
--------------------------------------------------------------------------------
10/31/97                 17.25    18.23     0.00        1.16          12.88
--------------------------------------------------------------------------------
10/31/96                 14.67    17.25     0.09        0.04          18.65
--------------------------------------------------------------------------------
10/31/95                 12.88    14.67     0.00        0.00          13.90
--------------------------------------------------------------------------------
Inception* -- 10/31/94   12.50    12.88     0.00        0.00           3.04++
--------------------------------------------------------------------------------
Total                                      $0.09       $4.80
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/+
--------------------------------------------------------------------------------
10/31/02                $13.50   $ 9.80    $0.00       $0.10         (26.88)%
--------------------------------------------------------------------------------
10/31/01                 24.42    13.50     0.00        1.65         (40.45)
--------------------------------------------------------------------------------
10/31/00                 21.83    24.42     0.00        1.13          17.00
--------------------------------------------------------------------------------
10/31/99                 18.95    21.83     0.00        0.33          17.10
--------------------------------------------------------------------------------
10/31/98                 17.92    18.95     0.00        0.39           8.24
--------------------------------------------------------------------------------
10/31/97                 17.09    17.92     0.00        1.16          12.08
--------------------------------------------------------------------------------
10/31/96                 14.56    17.09     0.00        0.04          17.72
--------------------------------------------------------------------------------
Inception* -- 10/31/95   12.62    14.56     0.00        0.00          15.37++
--------------------------------------------------------------------------------
Total                                      $0.00       $4.80
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)/+
--------------------------------------------------------------------------------
10/31/02                $13.48   $ 9.79    $0.00       $0.10        (26.85)%
--------------------------------------------------------------------------------
10/31/01                 24.38    13.48     0.00        1.65        (40.43)
--------------------------------------------------------------------------------
10/31/00                 21.79    24.38     0.00        1.13         17.03
--------------------------------------------------------------------------------
10/31/99                 18.91    21.79     0.00        0.33         17.14
--------------------------------------------------------------------------------
10/31/98                 17.86    18.91     0.00        0.39          8.38
--------------------------------------------------------------------------------
10/31/97                 17.04    17.86     0.00        1.16         12.06
--------------------------------------------------------------------------------
10/31/96                 14.51    17.04     0.00        0.04         17.78
--------------------------------------------------------------------------------
10/31/95                 12.83    14.51     0.00        0.00         13.09
--------------------------------------------------------------------------------
Inception* -- 10/31/94   12.48    12.83     0.00        0.00          2.80++
--------------------------------------------------------------------------------
Total                                      $0.00       $4.80
--------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


    13 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

                               EUROPEAN PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS+


                                                      Without Sales Charges/(1)/
                                                     ------------------------
                                                     Class A   Class B  Class L
 -------------------------------------------------------------------------------
 Year Ended 10/31/02                                 (26.29)%  (26.88)% (26.85)%
 -------------------------------------------------------------------------------
 Five Years Ended 10/31/02                            (7.64)    (8.37)   (8.33)
 -------------------------------------------------------------------------------
 Inception* through 10/31/02                           0.63     (0.21)   (0.07)
 -------------------------------------------------------------------------------

                                                        With Sales Charges/(2)/
                                                      ------------------------
                                                      Class A  Class B  Class L
--------------------------------------------------------------------------------
Year Ended 10/31/02                                   (29.97)% (30.51)% (28.32)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/02                              (8.58)   (8.53)   (8.51)
--------------------------------------------------------------------------------
Inception* through 10/31/02                             0.04    (0.21)   (0.19)
--------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                      Without Sales Charges/(1)/
----------------------------------------------------------------------------------
Class A (Inception* through 10/31/02)                            5.64%
----------------------------------------------------------------------------------
Class B (Inception* through 10/31/02)                           (1.70)
----------------------------------------------------------------------------------
Class L (Inception* through 10/31/02)                           (0.65)
----------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are February 7, 1994,
   November 7, 1994 and February 14, 1994, respectively.

    14 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 EUROPEAN PORTFOLIO AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class A Shares of the European Portfolio
vs. MSCI European Market Index+
--------------------------------------------------------------------------------
                         February 1994 -- October 2002
                                      [GRAPH]

               European Portfolio                MSCI European
                - Class A Shares                  Market Index
               ------------------             -------------------
  2/7/1994           $9,498                        $10,000
   10/1994            9,787                         10,064
   10/1995           11,147                         11,393
   10/1996           13,227                         13,383
   10/1997           14,931                         16,861
   10/1998           16,290                         20,812
   10/1999           19,226                         23,417
   10/2000           22,691                         23,636
   10/2001           13,612                         18,304
10/31/2002           10,034                         15,763



+Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              TOP TEN HOLDINGS*++


                 1. Nokia Oyj............................... 8.3%
                 2. Vodafone Group PLC...................... 6.7
                 3. IHC Caland N.V.......................... 6.6
                 4. Tomra Systems ASA....................... 6.1
                 5. Group Danone............................ 5.4
                 6. Novartis AG............................. 5.4
                 7. Schering AG............................. 4.7
                 8. Geberit International AG................ 4.6
                 9. Compass Group PLC....................... 4.5
                10. Fugro N.V............................... 4.3


                            INVESTMENT ALLOCATION*++


         [CHART]

Switzerland          13.9%
Norway                9.9%
Spain                 8.1%
Finland               8.4%
United Kingdom       13.8%
France               18.7%
Germany              12.1%
Netherlands          15.1%

* As a percentage of total investments.
++All information is as of October 31, 2002. Please note that Portfolio holdings are subject to change.


    15 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002


                       GLOBAL GOVERNMENT BOND PORTFOLIO

      FACE
     AMOUNT                           SECURITY                        VALUE
 -----------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS -- 15.2%
 $ 3,000,000      U.S. Treasury Bonds, 6.250% due 5/15/30*         $ 3,485,508
                  U.S. Treasury Notes:
   1,700,000       2.875% due 6/30/04*                               1,736,307
   5,000,000       4.625% due 5/15/06*                               5,388,285
   3,500,000       5.000% due 8/15/11*                               3,813,572
 -----------------------------------------------------------------------------
                  TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost -- $13,674,241)                             14,423,672
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
      FACE
     AMOUNT+                          SECURITY                        VALUE
 -----------------------------------------------------------------------------
 BONDS -- 83.2%
 Austria -- 2.2%
   2,100,000/EUR/ Republic of Austria, 3.900% due 10/20/05++         2,105,859
 -----------------------------------------------------------------------------
 Belgium -- 7.9%
   7,000,000/EUR/ Kingdom of Belgium, 5.750% due 9/28/10++           7,496,235
 -----------------------------------------------------------------------------
 Canada -- 2.5%
                  Canadian Government:
     650,000/CAD/  6.000% due 9/1/05                                   442,959
   1,900,000/CAD/  6.000% due 6/1/08++                               1,311,866
     750,000/CAD/  8.000% due 6/1/23                                   622,845
 -----------------------------------------------------------------------------
                                                                     2,377,670
 -----------------------------------------------------------------------------
 Denmark -- 1.2%
                  Kingdom of Denmark:
   3,200,000/DKK/  4.000% due 11/15/04                                 429,350
   1,200,000/DKK/  7.000% due 11/15/07                                 179,966
   3,400,000/DKK/  6.000% due 11/15/11                                 495,167
 -----------------------------------------------------------------------------
                                                                     1,104,483
 -----------------------------------------------------------------------------
 France -- 17.2%
                  France O.A.T.:
   8,000,000/EUR/  5.250% due 4/25/08++                              8,393,114
   5,600,000/EUR/  5.500% due 10/25/10++                             5,915,017
   2,000,000/EUR/ French Treasury Note, BTAN, 3.500% due 7/12/04     1,991,380
 -----------------------------------------------------------------------------
                                                                    16,299,511
 -----------------------------------------------------------------------------
 Germany -- 15.9%
   1,000,000/EUR/ Bundesobligation, 5.000% due 8/19/05               1,031,716
   8,500,000/EUR/ Bundesrepublic Deutschland, 5.000% due 7/4/11++    8,737,265
   5,000,000      Landwirtschaft Rentenbk, 4.500% due 10/23/06++     5,265,450
 -----------------------------------------------------------------------------
                                                                    15,034,431
 -----------------------------------------------------------------------------
 Italy -- 5.9%
   3,000,000/EUR/ Buoni Poliennali Del Tes, 3.250% due 4/15/04       2,975,050
   2,500,000/EUR/ Unicredito Italiano S.p.A., 6.100% due 2/28/12++   2,575,738
 -----------------------------------------------------------------------------
                                                                     5,550,788
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


    16 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                       GLOBAL GOVERNMENT BOND PORTFOLIO

       FACE
      AMOUNT+                          SECURITY                        VALUE
 ------------------------------------------------------------------------------
 Spain -- 7.1%
     6,000,000      Kingdom of Spain, 5.875% due 7/28/08++          $ 6,751,986
 ------------------------------------------------------------------------------
 United Kingdom -- 5.4%
                    United Kingdom Treasury:
       450,000/GBP/  8.500% due 12/7/05                                 793,458
     2,000,000/GBP/  5.750% due 12/7/09++                             3,368,848
       650,000/GBP/  4.250% due 6/7/32                                  980,986
 ------------------------------------------------------------------------------
                                                                      5,143,292
 ------------------------------------------------------------------------------
 United States -- 17.9%
 1,900,000,000/JPY/ KFW International Finance, 1.750% due 3/23/10++  16,941,673
 ------------------------------------------------------------------------------
                    TOTAL BONDS
                    (Cost -- $72,760,094)                            78,805,928
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

   FACE
  AMOUNT                                              SECURITY                                                VALUE
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
$1,530,000 State Street Bank and Trust Co., 1.800% due 11/1/02; Proceeds at maturity -- $1,530,077;
             (Fully collateralized by U.S. Treasury Bonds, 6.875% due 8/15/25; Market value -- $1,565,759)
             (Cost -- $1,530,000)                                                                            1,530,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $87,964,335**)                                                                         $94,759,600
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

 * All or a portion of this security is on loan (See Note 10).
 +Face amount denominated in U.S. dollars unless otherwise indicated.
 ++ Security is segregated as collateral for open forward foreign currency contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  CAD-- Canadian Dollar.
  DKK-- Danish Krone.
  EUR-- Euro.
  GBP-- British Pound.
  JPY-- Japanese Yen.

                      See Notes to Financial Statements.


    17 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



                              EUROPEAN PORTFOLIO

SHARES                          SECURITY                             VALUE
-----------------------------------------------------------------------------
STOCK -- 100.0%
Finland -- 8.4%
120,000 Nokia Oyj                                                  $1,990,371
----------------------------------------------------------------------------
France -- 18.7%
 75,000 Alcatel S.A.                                                  373,577
 20,000 Atos Origin S.A.+*                                            736,876
 46,664 Axa                                                           694,998
 25,000 BNP Paribas S.A.*                                             994,724
 15,000 Cap Gemini S.A.+*                                             368,092
 10,000 Groupe Danone+*                                             1,294,672
----------------------------------------------------------------------------
                                                                    4,462,939
----------------------------------------------------------------------------
Germany -- 12.1%
  8,000 Allianz AG                                                    838,711
 12,000 SAP AG                                                        922,677
 25,000 Schering AG                                                 1,133,580
----------------------------------------------------------------------------
                                                                    2,894,968
----------------------------------------------------------------------------
Netherlands -- 15.1%
 25,657 Fugro N.V.                                                  1,026,950
 35,549 IHC Caland N.V.                                             1,573,961
 40,000 ING Groep N.V.                                                667,695
 15,000 Van Der Moolen Holding N.V.                                   334,292
----------------------------------------------------------------------------
                                                                    3,602,898
----------------------------------------------------------------------------
Norway -- 9.9%
 57,142 Orkla ASA                                                     904,364
200,000 Tomra Systems ASA                                           1,461,949
----------------------------------------------------------------------------
                                                                    2,366,313
----------------------------------------------------------------------------
Spain -- 8.1%
100,000 Amadeus Global Travel Distribution S.A.                       492,173
 78,000 Indra Sistemas, S.A.                                          541,924
 94,703 Telefonica, S.A.                                              896,639
----------------------------------------------------------------------------
                                                                    1,930,736
----------------------------------------------------------------------------
Switzerland -- 13.9%
  4,000 Geberit International AG                                    1,104,129
 31,000 Mettler-Toledo International Inc.+*                           928,450
 33,560 Novartis AG                                                 1,276,727
----------------------------------------------------------------------------
                                                                    3,309,306
----------------------------------------------------------------------------


                      See Notes to Financial Statements.

    18 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



                              EUROPEAN PORTFOLIO

 SHARES                           SECURITY                             VALUE
-------------------------------------------------------------------------------
United Kingdom -- 13.8%
  320,000 CMG PLC                                                   $   360,196
  240,000 Compass Group PLC                                           1,062,765
   80,000 Misys PLC                                                     261,080
1,000,000 Vodafone Group PLC                                          1,606,342
------------------------------------------------------------------------------
                                                                      3,290,383
------------------------------------------------------------------------------
          TOTAL INVESTMENTS -- 100% (Cost -- $26,934,528**)         $23,847,914
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 +Non-income producing security.
 *All or a portion of this security is on loan (See Note 10).
**Aggregate cost for Federal income tax purposes is substantially the same.
                      See Notes to Financial Statements.


    19 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002



                                                                                           Global
                                                                                         Government    European
                                                                                       Bond Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                                                $  87,964,335  $26,934,528
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   Investments, at value                                                               $  94,759,600  $23,847,914
   Cash                                                                                          901           --
   Collateral for securities on loan (Note 10)                                            14,932,249    3,180,048
   Dividends and interest receivable                                                       1,129,385       72,570
   Receivable for Fund shares sold                                                            10,823      250,280
------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                          110,832,958   27,350,812
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 10)                                               14,932,249    3,180,048
   Payable for Fund shares purchased                                                       1,129,194       98,137
   Payable for open forward foreign currency contracts (Note 4)                              662,395           --
   Management fees payable                                                                    61,092       16,233
   Distribution fees payable                                                                   5,877        7,629
   Payable to bank                                                                                --      332,816
   Accrued expenses                                                                           51,657       63,432
------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                      16,842,464    3,698,295
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                       $  93,990,494  $23,652,517
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                         $       8,673  $     2,335
   Capital paid in excess of par value                                                    95,707,293   26,868,352
   Overdistributed net investment income                                                  (5,100,326)          --
   Accumulated net realized loss from security transactions                               (2,772,270)    (138,556)
   Net unrealized appreciation (depreciation) of investments and foreign currencies        6,147,124   (3,079,614)
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                       $  93,990,494  $23,652,517
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                                 4,383,694    1,192,280
------------------------------------------------------------------------------------------------------------------
   Class B                                                                                   219,914      722,110
------------------------------------------------------------------------------------------------------------------
   Class L                                                                                   210,112      420,974
------------------------------------------------------------------------------------------------------------------
   Class Y                                                                                 3,859,080           --
------------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                             $10.91       $10.44
------------------------------------------------------------------------------------------------------------------
   Class B *                                                                                  $10.94       $ 9.80
------------------------------------------------------------------------------------------------------------------
   Class L **                                                                                 $10.94       $ 9.79
------------------------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                             $10.74           --
------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)                          $11.42           --
------------------------------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                              --       $10.99
------------------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                          $11.05       $ 9.89
------------------------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global
  Government Bond Portfolio or by a 5.00% CDSC for European Portfolio if shares are redeemed within one year from initial purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

    20 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002


                                                                         Global
                                                                       Government    European
                                                                     Bond Portfolio  Portfolio
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                           $  4,179,414  $    24,423
   Dividends                                                                    --      500,065
   Less: Foreign withholding tax                                                --      (52,917)
     Interest expense                                                       (4,150)      (5,685)
------------------------------------------------------------------------------------------------
   Total Investment Income                                               4,175,264      465,886
------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                                750,295      299,099
   Distribution fees (Note 2)                                              154,361      215,070
   Shareholder and system servicing fees                                    66,111       85,593
   Audit and legal                                                          35,868       30,292
   Registration fees                                                        35,149       43,632
   Custody                                                                  31,539       37,125
   Shareholder communications                                               22,349       17,941
   Directors' fees                                                           4,614        2,410
   Pricing service fees                                                      2,254           --
   Other                                                                     5,226        4,502
------------------------------------------------------------------------------------------------
   Total Expenses                                                        1,107,766      735,664
------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                             3,067,498     (269,778)
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 4):
   Realized Gain (Loss) From:
     Security transactions                                                (545,668)    (122,065)
     Foreign currency transactions                                      (4,917,341)       3,333
------------------------------------------------------------------------------------------------
   Net Realized Loss                                                    (5,463,009)    (118,732)
------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions                                               6,361,824   (8,789,324)
     Foreign currency transactions                                         (94,722)       5,558
------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)                  6,267,102   (8,783,766)
------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies                      804,093   (8,902,498)
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                     $  3,871,591  $(9,172,276)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    21 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS             FOR THE YEARS ENDED OCTOBER 31,




Global Government Bond Portfolio                        2002          2001
-------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                           $   3,067,498  $  4,127,582
   Net realized loss                                  (5,463,009)   (4,752,963)
   Increase in net unrealized appreciation             6,267,102    12,477,917
------------------------------------------------------------------------------
   Increase in Net Assets From Operations              3,871,591    11,852,536
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (1,512,324)  (12,701,974)
   Capital                                            (1,791,273)     (675,871)
------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                     (3,303,597)  (13,377,845)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                    4,353,857    14,967,747
   Net asset value of shares issued for
     reinvestment of dividends                         1,176,750     5,251,929
   Cost of shares reacquired                         (20,532,404)  (25,286,785)
------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share
     Transactions                                    (15,001,797)   (5,067,109)
------------------------------------------------------------------------------
Decrease in Net Assets                               (14,433,803)   (6,592,418)

NET ASSETS:
   Beginning of year                                 108,424,297   115,016,715
------------------------------------------------------------------------------
   End of year*                                    $  93,990,494  $108,424,297
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
* Includes overdistributed net investment income
  of:                                               $(5,100,326)     $(915,187)
------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    22 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED OCTOBER 31,



European Portfolio                                     2002           2001
-------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                             $   (269,778) $    (390,084)
   Net realized gain (loss)                            (118,732)       403,107
   Increase in net unrealized depreciation           (8,783,766)   (32,155,078)
------------------------------------------------------------------------------
   Decrease in Net Assets From Operations            (9,172,276)   (32,142,055)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                  (299,691)    (6,087,557)
------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                      (299,691)    (6,087,557)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                  20,417,110    421,973,304
   Net asset value of shares issued for
     reinvestment of dividends                          279,524      5,679,447
   Cost of shares reacquired                        (30,416,695)  (447,243,300)
------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share
     Transactions                                    (9,720,061)   (19,590,549)
------------------------------------------------------------------------------
Decrease in Net Assets                              (19,192,028)   (57,820,161)

NET ASSETS:
   Beginning of year                                 42,844,545    100,664,706
------------------------------------------------------------------------------
   End of year                                     $ 23,652,517  $  42,844,545
------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    23 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Global Government Bond and European Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and the International All Cap Growth Portfolio. The financial statements and financial highlights for the International All Cap Growth Portfolio are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; ( j ) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the Global Government Bond and European Portfolios to reflect gains available for distributions under income permanent book/tax differences and income and tax regulations. Accordingly, a portion of the overdistributed net investment income amounting to $136,738 was reclassified to paid-in capital for the Global Government Bond Portfolio. In addition, accumulated net investment loss amounting to $266,727 was reclassified to paid-in capital for the European Portfolio. Net investment income, net realized gains and net assets were not affected by these changes; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Global Government Bond Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Global Government Bond Portfolio adopted this requirement effective November 1, 2001. This change does not affect the Global Government Bond Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended October 31,


    24 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

2002, interest income decreased by $136,029, net realized loss decreased by $61,213 and the change in net unrealized appreciation of investments increased by $74,816. In addition, the Global Government Bond Portfolio recorded adjustments to decrease the cost of securities and decrease to accumulated undistributed net investment income by $277,304 to reflect the cumulative effect of this change up to the date of the adoption.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolios. The Global Government Bond Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the daily net assets of the Portfolio. The European Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, the Portfolios paid transfer agent fees totaling $107,086 to CTB. The totals for each Portfolio were as follows:


Portfolio                                                    Transfer Agent Fees
--------------------------------------------------------------------------------
Global Government Bond                                             $49,904
--------------------------------------------------------------------------------
European                                                            57,182
--------------------------------------------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB and certain other broker-dealers, continue to sell Portfolios' shares to the public as members of the selling group. For the year ended October 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

For the Global Government Bond Portfolio, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the European Portfolio, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. For each Portfolio, Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 and $1,000,000 in the aggregate for the Global Government Bond Portfolio and the European Portfolio, respectively. These purchases do not incur an initial sales charge.

For the year ended October 31, 2002, sales charges and CDSCs received by SSB were approximately:


                                                  Sales Charges       CDSCs
                                                 --------------- ---------------
Portfolio                                        Class A Class L Class B Class L
--------------------------------------------------------------------------------
Global Government Bond                           $ 8,000 $1,000  $ 3,000     --
--------------------------------------------------------------------------------
European                                          10,000  1,000   28,000 $4,000
--------------------------------------------------------------------------------


    25 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Global Government Bond Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets for each class, respectively. The European Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the year ended October 31, 2002, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                                                    Class A  Class B  Class L
--------------------------------------------------------------------------------------
Global Government Bond                                       $122,635 $ 18,103 $13,623
--------------------------------------------------------------------------------------
European                                                       45,604  108,971  60,495
--------------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                                     Purchases     Sales
------------------------------------------------------------------------------------
Global Government Bond                                       $27,730,789 $45,369,935
------------------------------------------------------------------------------------
European                                                         965,884  11,388,181
------------------------------------------------------------------------------------

At October 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     Net Unrealized
                                                                      Appreciation
Portfolio                                  Appreciation Depreciation (Depreciation)
-----------------------------------------------------------------------------------
Global Government Bond                      $1,614,864  $  (572,186)  $ 1,042,678
-----------------------------------------------------------------------------------
European                                     6,790,449   (9,893,555)   (3,103,106)
-----------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At October 31, 2002, the Global Government Bond Portfolio had open forward foreign currency contracts as described below. The Portfolio bear the market risk that arises from changes in foreign currency exchange rates and the audit risk should a counterparty be unable to meet the terms of such contracts. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

Global Government Bond Portfolio
                                       Local        Market        Settlement Unrealized
Foreign Currency                      Currency      Value            Date       Loss
---------------------------------------------------------------------------------------
To Sell:
British Pound                           3,340,000 $ 5,213,571      11/25/02  $ (45,656)
Canadian Dollar                         3,740,000   2,395,395      11/25/02    (15,265)
Danish Krone                            8,690,000   1,153,420      11/25/02    (10,134)
Euro                                   42,000,000  41,462,335      11/25/02   (403,135)
Japanese Yen                        2,080,000,000  16,962,399      11/25/02   (188,205)
---------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
 Foreign Currency Contracts                                                  $(662,395)

-----------------------------------------------------------------------------------

    26 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Portfolios did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolios did not hold any futures contracts.

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    27 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 2002, Global Government Bond Portfolio and European Portfolio had, for Federal income tax purposes, approximately $2,772,000 and $122,000 of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

Portfolio                                        2007       2008      2010     Total
---------------------------------------------------------------------------------------
Global Government Bond                        $1,135,000 $1,637,000       -- $2,772,000
---------------------------------------------------------------------------------------
European Portfolio                                    --         -- $122,000    122,000
---------------------------------------------------------------------------------------

9. Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

                                                 Global
                                             Government Bond   European
      -------------------------------------------------------------------
      Undistributed ordinary income                     --            --
      -------------------------------------------------------------------
      Accumulated capital losses               $(2,772,270)  $  (122,064)
      -------------------------------------------------------------------
      Unrealized appreciation (depreciation)     1,046,798    (3,096,106)
      -------------------------------------------------------------------
      -------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation for the Global Government Bond Portfolio is attributable primarily to straddle loss deferrals.

The tax character of distributions paid during the year ended October 31, 2002 was:

                                            Global
                                        Government Bond European
                ------------------------------------------------
                Ordinary income           $1,512,324          --
                Long term capital gains           --    $299,691
                Return of capital          1,791,273          --
                ------------------------------------------------
                Total                     $3,303,597    $299,691
                ------------------------------------------------
                ------------------------------------------------

10.Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash and/or securities. The cash collateral received for loaned securities was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. The market value and cash collateral for securities on loan for each Portfolio were as follows:

                                                          Market       Cash
Portfolio                                                 Value     Collateral
-------------------------------------------------------------------------------
Global Government Bond                                  $14,633,600 $11,302,249
-------------------------------------------------------------------------------
European                                                  3,040,595   3,180,048
-------------------------------------------------------------------------------

In addition to the above noted cash collateral, the Global Government Bond Portfolio held securities collateral with a market value of $3,630,000 as of October 31, 2002.

    28 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

Income earned by the Portfolios from securities loaned for the year ended October 31, 2002, were as follows:

Portfolio                                                                Income
--------------------------------------------------------------------------------
Global Government Bond                                                   $20,432
--------------------------------------------------------------------------------
European                                                                  21,609
--------------------------------------------------------------------------------

11. Capital Shares

At October 31, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                        Year Ended                 Year Ended
                                     October 31, 2002           October 31, 2001
                                 ------------------------  --------------------------
                                   Shares       Amount        Shares        Amount
--------------------------------------------------------------------------------------
Global Government Bond Portfolio
Class A
Shares sold                         291,651  $  3,106,067      485,754  $   5,195,105
Shares issued on reinvestment       102,776     1,090,222      424,019      4,420,748
Shares reacquired                  (845,625)   (8,982,287)  (1,602,563)   (16,882,788)
--------------------------------------------------------------------------------------
Net Decrease                       (451,198) $ (4,785,998)    (692,790) $  (7,266,935)
--------------------------------------------------------------------------------------
Class B
Shares sold                          64,938  $    693,935       28,093  $     299,015
Shares issued on reinvestment         4,009        42,638       35,523        370,823
Shares reacquired                  (125,531)   (1,338,734)    (297,465)    (3,150,849)
--------------------------------------------------------------------------------------
Net Decrease                        (56,584) $   (602,161)    (233,849) $  (2,481,011)
--------------------------------------------------------------------------------------
Class L
Shares sold                          51,309  $    553,855       23,938  $     251,244
Shares issued on reinvestment         4,124        43,890       14,864        155,278
Shares reacquired                   (23,669)     (250,584)     (20,832)      (223,069)
--------------------------------------------------------------------------------------
Net Increase                         31,764  $    347,161       17,970  $     183,453
--------------------------------------------------------------------------------------
Class Y
Shares sold                              --  $         --      899,076  $   9,222,383
Shares issued on reinvestment            --            --       29,780        305,080
Shares reacquired                  (940,782)   (9,960,799)    (483,238)    (5,030,079)
--------------------------------------------------------------------------------------
Net Increase (Decrease)            (940,782) $ (9,960,799)     445,618  $   4,497,384
--------------------------------------------------------------------------------------
European Portfolio
Class A
Shares sold                         991,901  $ 13,397,676   19,293,739  $ 405,739,249
Shares issued on reinvestment         9,518       138,582      110,129      2,462,476
Shares reacquired                (1,316,608)  (17,794,552) (19,741,141)  (417,293,755)
--------------------------------------------------------------------------------------
Net Decrease                       (315,189) $ (4,258,294)    (337,273) $  (9,092,030)
--------------------------------------------------------------------------------------
Class B
Shares sold                         209,523  $  2,835,152      227,858  $   4,291,015
Shares issued on reinvestment         6,647        91,399      104,892      2,234,198
Shares reacquired                  (537,654)   (6,948,864)    (802,946)   (14,451,927)
--------------------------------------------------------------------------------------
Net Decrease                       (321,484) $ (4,022,313)    (470,196) $  (7,926,714)
--------------------------------------------------------------------------------------
Class L
Shares sold                         417,095  $  4,184,282      548,235  $  11,943,040
Shares issued on reinvestment         3,608        49,543       46,226        982,773
Shares reacquired                  (538,054)   (5,673,279)    (737,893)   (15,497,618)
--------------------------------------------------------------------------------------
Net Decrease                       (117,351) $ (1,439,454)    (143,432) $  (2,571,805)
--------------------------------------------------------------------------------------

    29 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                             Class A Shares
                                              ---------------------------------------------
Global Government Bond Portfolio              2002/(1)/   2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $10.82      $10.95    $11.18    $11.88    $12.22
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                      0.31        0.38      0.48      0.51      0.54
 Net realized and unrealized gain (loss)/(2)/    0.12        0.75      0.17     (0.69)     0.39
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.43        1.13      0.65     (0.18)     0.93
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                     (0.15)      (1.20)    (0.88)    (0.52)    (0.22)
 Net realized gains                                --          --        --        --     (0.60)
 Capital                                        (0.19)      (0.06)       --        --     (0.45)
-------------------------------------------------------------------------------------------------
Total Distributions                             (0.34)      (1.26)    (0.88)    (0.52)    (1.27)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.91      $10.82    $10.95    $11.18    $11.88
-------------------------------------------------------------------------------------------------
Total Return                                     4.06%      11.11%     6.13%    (1.62)%    8.08%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $47,842     $52,336   $60,546   $68,532   $88,836
-------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                        1.25%       1.23%     1.21%     1.26%     1.22%
 Net investment income/(2)/                      2.93        3.62      4.35      4.39      4.58
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            29%         96%      121%      164%      287%
-------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.33, $0.10 and 3.06% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    30 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                             Class B Shares
                                              ---------------------------------------------
Global Government Bond Portfolio              2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.85      $10.92    $11.16    $11.87    $12.22
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                     0.24        0.32      0.42      0.45      0.47
 Net realized and unrealized gain (loss)/(2)/   0.12        0.75      0.17     (0.69)     0.39
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.36        1.07      0.59     (0.24)     0.86
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                    (0.08)      (1.08)    (0.83)    (0.47)    (0.19)
 Net realized gains                               --          --        --        --     (0.60)
 Capital                                       (0.19)      (0.06)       --        --     (0.42)
------------------------------------------------------------------------------------------------
Total Distributions                            (0.27)      (1.14)    (0.83)    (0.47)    (1.21)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.94      $10.85    $10.92    $11.16    $11.87
------------------------------------------------------------------------------------------------
Total Return                                    3.43%      10.48%     5.56%    (2.11)%    7.46%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $2,405      $3,001    $5,574    $9,485   $14,569
------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                       1.88%       1.80%     1.76%     1.81%     1.77%
 Net investment income/(2)/                     2.29        3.07      3.88      3.86      3.93
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%         96%      121%      164%      287%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.25, $0.11 and 2.43% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    31 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                               Class L Shares
                                              ------------------------------------------------
Global Government Bond Portfolio              2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(3)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.85      $10.92    $11.15    $11.86     $12.19
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                     0.26        0.33      0.42      0.46       0.48
 Net realized and unrealized gain (loss)/(2)/   0.12        0.76      0.18     (0.70)      0.40
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.38        1.09      0.60     (0.24)      0.88
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                    (0.10)      (1.09)    (0.83)    (0.47)     (0.19)
 Net realized gains                               --          --        --        --      (0.60)
 Capital                                       (0.19)      (0.07)       --        --      (0.42)
---------------------------------------------------------------------------------------------------
Total Distributions                            (0.29)      (1.16)    (0.83)    (0.47)     (1.21)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.94      $10.85    $10.92    $11.15     $11.86
---------------------------------------------------------------------------------------------------
Total Return                                    3.59%      10.69%     5.67%    (2.11)%     7.67%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $2,298      $1,934    $1,752    $1,731     $2,391
---------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                       1.69%       1.69%     1.67%     1.72%      1.68%
 Net investment income/(2)/                     2.48        3.14      3.88      3.98       4.01
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%         96%      121%      164%       287%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.28, $0.10 and 2.62% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    32 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                              Class Y Shares
                                              ----------------------------------------------
Global Government Bond Portfolio               2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $ 10.66     $ 10.83   $ 11.03   $ 11.70    $12.03
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                      0.34        0.42      0.51      0.54      0.59
 Net realized and unrealized gain (loss)/(2)/    0.11        0.73      0.18     (0.68)     0.37
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.45        1.15      0.69     (0.14)     0.96
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                     (0.18)      (1.26)    (0.89)    (0.53)    (0.23)
 Net realized gains                                --          --        --        --     (0.60)
 Capital                                        (0.19)      (0.06)       --        --     (0.46)
-------------------------------------------------------------------------------------------------
Total Distributions                             (0.37)      (1.32)    (0.89)    (0.53)    (1.29)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 10.74     $ 10.66   $ 10.83   $ 11.03    $11.70
-------------------------------------------------------------------------------------------------
Total Return                                     4.39%      11.52%     6.59%    (1.28)%    8.50%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $41,445     $51,153   $47,145   $47,708   $37,057
-------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                        0.90%       0.86%     0.85%     0.91%     0.83%
 Net investment income/(2)/                      3.28        3.96      4.71      4.69      5.06
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            29%         96%      121%      164%      287%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.36, $0.09 and 3.41% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

    33 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                              Class A Shares
                                         --------------------------------------------------------
European Portfolio                       2002/(1)/    2001/(1)/    2000/(1)/   1999/(1)/    1998/(1)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $14.26        $25.52     $22.58      $19.44       $18.23
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.05)        (0.03)     (0.01)      (0.00)*       0.06
 Net realized and unrealized gain (loss)   (3.67)        (9.58)      4.08        3.47         1.54
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (3.72)        (9.61)      4.07        3.47         1.60
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                        (0.10)        (1.65)     (1.13)      (0.33)       (0.39)
-----------------------------------------------------------------------------------------------------
Total Distributions                        (0.10)        (1.65)     (1.13)      (0.33)       (0.39)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.44        $14.26     $25.52      $22.58       $19.44
-----------------------------------------------------------------------------------------------------
Total Return                              (26.29)%      (40.01)%    18.02%      18.02%        9.10%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $12,453       $21,502    $47,080     $31,946      $27,563
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income (loss)              (0.37)%       (0.14)%    (0.04)%     (0.00)%**     0.30%
 Interest expense                           0.02          0.04       0.07          --           --
 Other expenses                             1.71          1.49       1.39        1.51         1.56
 Total expenses                             1.73          1.53       1.46        1.51         1.56
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        3%            4%        25%         17%          27%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
**  Amount represents less than 0.01%.

    34 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                             Class B Shares
                                         ------------------------------------------------------
European Portfolio                         2002/(1)/    2001/(1)/   2000/(1)/   1999/(1)/   1998/(1)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.50        $24.42      $21.83      $18.95      $17.92
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.15)        (0.18)      (0.24)      (0.16)      (0.11)
 Net realized and unrealized gain (loss)   (3.45)        (9.09)       3.96        3.37        1.53
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (3.60)        (9.27)       3.72        3.21        1.42
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                        (0.10)        (1.65)      (1.13)      (0.33)      (0.39)
-----------------------------------------------------------------------------------------------------
Total Distributions                        (0.10)        (1.65)      (1.13)      (0.33)      (0.39)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $9.80        $13.50      $24.42      $21.83      $18.95
-----------------------------------------------------------------------------------------------------
Total Return                              (26.88)%      (40.45)%     17.00%      17.10%       8.24%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $ 7,078       $14,088     $36,963     $37,575     $40,090
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                       (1.23)%       (0.97)%     (0.93)%     (0.81)%     (0.56)%
 Interest expense                           0.02          0.04        0.07          --          --
 Other expenses                             2.52          2.36        2.24        2.28        2.32
 Total expenses                             2.54          2.40        2.31        2.28        2.32
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        3%            4%         25%         17%         27%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


    35 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                              Class L Shares
                                         ---------------------------------------------------------
European Portfolio                         2002/(1)/    2001/(1)/   2000/(1)/   1999/(1)/   1998/(1)(2)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $ 13.48        $24.38      $21.79      $18.91        $17.86
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.14)        (0.17)      (0.22)      (0.15)        (0.07)
 Net realized and unrealized gain (loss)   (3.45)        (9.08)       3.94        3.36          1.51
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (3.59)        (9.25)       3.72        3.21          1.44
--------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                        (0.10)        (1.65)      (1.13)      (0.33)        (0.39)
--------------------------------------------------------------------------------------------------------
Total Distributions                        (0.10)        (1.65)      (1.13)      (0.33)        (0.39)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $  9.79        $13.48      $24.38      $21.79        $18.91
--------------------------------------------------------------------------------------------------------
Total Return                              (26.85)%      (40.43)%     17.03%      17.14%         8.38%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $ 4,122        $7,255     $16,622     $11,597       $10,762
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                       (1.14)%       (0.92)%     (0.84)%     (0.74)%       (0.37)%
 Interest expense                           0.02          0.04        0.07          --            --
 Other expenses                             2.47          2.35        2.21        2.24          2.18
 Total expenses                             2.49          2.39        2.28        2.24          2.18
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        3%            4%         25%         17%           27%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.

    36 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Government Bond and European Portfolios ("Portfolios") of Smith Barney World Funds, Inc. ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG

New York, New York
December 11, 2002


    37 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney World Funds Inc.
("Fund") -- Global Government Bond and European Portfolios ("Portfolio(s)") are managed under the direction of the Portfolio's Board of Directors. Information pertaining to the Directors and Officers of the Portfolios is set forth below. The Statement of Additional Information includes additional information about Portfolios Directors and is available, without charge, upon request by calling the Portfolio's transfer agent Citicorp Trust Bank, fsb. at 1-800-451-2010.

                                                                                         Number of
                                            Term of                                     Portfolios
                                          Office* and             Principal             in the Fund
                              Position(s)  Length of            Occupation(s)             Complex
                               Held with     Time                During Past             Overseen
Name, Address and Age            Fund       Served               Five Years             by Director
----------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Abraham E. Cohen               Director      Since    Consultant to Chugai                  17
444 Madison Ave., Suite 1201                 1996     Pharmaceutical Co. Ltd.
New York, NY 10022
Age 65









Robert A. Frankel              Director      Since    Managing Partner of Robert A.         24
8 John Walsh Blvd.                           1999     Frankel Managing Consultants;
Peekskill, NY 10566                                   Former Vice President of The
Age 74                                                Readers Digest Association, Inc.

Michael E. Gellert             Director      Since    General Partner of Windcrest          19
122 East 42nd St., 47th Floor                1999     Partners, a venture capital firm
New York, NY 10168
Age 70


Rainer Greeven                 Director      Since    Attorney, Rainer Greeven PC           17
630 5th Ave., Suite 1905                     1994
New York, NY 10111
Age 65

Susan M. Heilbron              Director      Since    Owner/Consultant of Lacey &           17
P.O. Box 557                                 1994     Heilbron, a public relations firm
Chilmark, MA 02535
Age 57

INTERESTED DIRECTOR:

R. Jay Gerken                  Chairman,     Since    Managing Director of Salomon          152
SSB                            President      2002    Smith Barney ("SSB")
399 Park Avenue, 4th Floor     and Chief
New York, NY 10022             Executive
Age 51                         Officer


                                          Other
                                      Directorships
                                         Held by
Name, Address and Age                   Director
------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Abraham E. Cohen              Director of Agouron
444 Madison Ave., Suite 1201  Pharmaceuticals, Inc.,
New York, NY 10022            Akzo Nobel NV, Teva
Age 65                        Pharmaceutical Inc., Ltd.,
                              Chugai Pharmaceutical
                              Co. Ltd., Pharmaceutical
                              Product Development, Inc.
                              and Axonyx Inc.; Chairman
                              of Vasomedical, Inc.,
                              Neurobiological
                              Technologies Inc. and
                              Kramex Corp.

Robert A. Frankel                          None
8 John Walsh Blvd.
Peekskill, NY 10566
Age 74

Michael E. Gellert            Director of Dalet S.A.,
122 East 42nd St., 47th Floor Devon Energy Corp.,
New York, NY 10168            High Speed Access Corp.,
Age 70                        Human, Inc., SEACOR
                              Smit, Inc. and Six Flags, Inc.

Rainer Greeven                Director of Continental
630 5th Ave., Suite 1905      Container Corp.
New York, NY 10111
Age 65

Susan M. Heilbron             Director of National Multiple
P.O. Box 557                  Sclerosis Society,
Chilmark, MA 02535            New York City Chapter
Age 57

INTERESTED DIRECTOR:

R. Jay Gerken                              None
SSB
399 Park Avenue, 4th Floor
New York, NY 10022
Age 51

--------
* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

   38  Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

                                                                                          Number of
                                               Term of                                   Portfolios
                                             Office* and            Principal            in the Fund     Other
                               Position(s)    Length of           Occupation(s)            Complex   Directorships
                                Held with       Time               During Past            Overseen      Held by
Name, Address and Age             Fund         Served              Five Years            by Director   Director
------------------------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone             Senior Vice        Since    Managing Director of SSB;           N/A          NA
SSB                          President and      2000     Chief Financial Officer and
125 Broad Street, 11th Floor Chief                       Treasurer of mutual funds
New York, NY 10004           Administrative              affiliated with Citigroup Inc.;
Age 45                       Officer                     Director and Senior Vice
                                                         President of Smith Barney Fund
                                                         Management LLC ("SBFM")
                                                         and Travelers Investment
                                                         Adviser, Inc. ("TIA")

Richard L. Peteka            Chief Financial    Since    Director of SSB                     N/A          N/A
SSB                          Officer and        2002
125 Broad Street, 11th Floor Treasurer
New York, NY 10004
Age 41

Dennis P. Mangan             Vice President     Since    Managing Director of SSB            N/A          N/A
SSB                          and Investment     1995
333 West 34th Street         Officer
New York, NY 10001
Age 48

Rein W. van der Does         Vice President     Since    Managing Director of SSB            N/A          N/A
SSB                          and Investment     1994
333 West 34th Street         Officer
New York, NY 10001
Age 62

Kaprel Ozsolak               Controller         Since    Vice President of SSB               N/A          N/A
SSB                                             2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary          Since    Managing Director of SSB;           N/A          N/A
SSB                                             2000     General Counsel and Secretary
300 First Stamford Place                                 of SBFM and TIA
Stamford, CT 06902
Age 51

--------
* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

   39  Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


The following October 31, 2002 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end:

    The total foreign sourced income received by European Portfolio was $0.2141 per share (or a total amount of $500,065). The total amount of foreign taxes paid was $0.0227 per share (or a total amount of $52,917).

    For Federal tax purposes the Portfolios hereby designates for the fiscal year ended October 31, 2002:

        . Total long-term capital gain distributions paid:

           European Portfolio                      $299,691

    Percentage of ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

           Global Government Bond Portfolio          15.80%

    40 Smith Barney World Funds, Inc.  | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



         DIRECTORS                    INVESTMENT MANAGER
         Abraham E. Cohen             Smith Barney Fund Management LLC
         Robert A. Frankel
         Michael E. Gellert           DISTRIBUTOR
         R. Jay Gerken, Chairman      Salomon Smith Barney Inc.
         Rainer Greeven
         Susan M. Heilbron            CUSTODIAN
                                      State Street Bank and
         Victor Atkins, Emeritus        Trust Company

         OFFICERS                     TRANSFER AGENT
         Maurits E. Edersheim         Citicorp Trust Bank, fsb.
         Chairman of the Fund         125 Broad Street,11th Floor
         and Advisory Director        New York, New York 10004

         R. Jay Gerken                SUB-TRANSFER AGENT
         President and                PFPC Global Fund Services
         Chief Executive Officer      P.O. Box 9699
                                      Providence, Rhode Island
         Lewis E. Daidone             02940-9699
         Senior Vice President and
         Chief Administrative Officer

         Richard L. Peteka
         Chief Financial Officer
         and Treasurer

         Denis P. Mangan
         Vice President

         Rein W. van der Does
         Vice President

         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney World Funds, Inc.




 This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. --Global Government Bond and European Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01358 12/02                                                           02-4205